Comprehensive 401(k) Profit Sharing Plan
Nonstandardized Adoption Agreement

EMPLOYER INFORMATION

Name of Adopting Employer Radian Group Inc.
Address 1601 Market Street
City Philadelphia
State PA
Zip 19103
Telephone 215-564-6600    Adopting Employer's Federal Tax Identification Number 23-2691170
Adopting Employer's Tax Year End (specify month and day) 12/31
Type of Business (select one) o Sole Proprietorship o Partnership [X] C Corporation o S Corporation o LLC
o Other. (Specify a legal entity recognized under federal income tax laws.)
Name of Plan Radian Group Inc. Savings Incentive Plan
Plan Sequence Number _00l    Trust Identification Number (if applicable) Account Number _093614

Related Employers - If the Adopting Employer is part of a controlled group of corporations (as defined in Code section 414(b) as modified by Code section 415(h)), a group of commonly controlled trades or businesses (as defined in Code section 414(c) as modified by Code section 415(h)) or an affiliated service group (as defined in Code section 414(m)) of which the Adopting Employer is a part, or any other entity required to be aggregated with the Adopting Employer pursuant to Code section 414(o), then such Related Employers of the Adopting Employer will participate in this Plan unless specifically indicated otherwise in Section Two, Part B of this Adoption Agreement.
SECTION ONE: EFFECTIVE DATES
Complete Part A or B

Part A.    New Plan Effective Date
This is the initial adoption of a 401(k) profit sharing plan by the Adopting Employer.
The Effective Date of this Plan is_________. (Must be on or after January l, 2007.)
If different from the Effective Date above, Elective Deferrals can be made under this Plan effective:
Pre-Tax Elective Deferrals (Select one.)

Option 1: o	The next payroll date coinciding with or following the later of the date this Adoption Agreement is signed or the Effective Date.

Option 2: o	(Must be on or after the later of the date this Adoption Agreement is signed or the Effective Date.)

NOTE: If no option is selected, Option 1 will apply for Pre-Tax Elective Deferrals.
Roth Elective Deferrals (Select one.)

Option 1: o	The next payroll date coinciding with or following the later of the date this Adoption Agreement is signed or the Effective Date.

Option 2: o	(Must be on or after the later of the date this Adoption Agreement is signed or the Effective Date.) The effective date for Roth Elective Deferrals must be on or after January 1, 2006.
NOTE: If no option is selected, Option 1 will apply for Roth Elective Deferrals.
NOTE: The Effective Date is usually the first day of the Plan Year in which this Adoption Agreement is signed and may not be earlier than such date. Elective Deferrals, however, cannot be made available before the later of the date this Adoption Agreement is signed or the date specified above for Elective Deferrals.

Part B.    [X] Existing Plan Amendment or Restatement Date
This is an amendment or restatement of an existing qualified plan.

The Initial Plan Document was effective on _l1/l/1992.
o This Plan is a frozen Plan effective on_
If this Plan is a frozen Plan, no Employer Contributions may be made to the Plan with respect to Compensation earned on or after the Effective Date that the Plan is frozen. In addition, no additional contributions (e.g., rollover, transfer) may be accepted by the Plan on or after the date that the Plan is frozen. Depending on the facts and circumstances surrounding the freezing of the Plan, other Plan provisions may be affected (e.g., vesting, availability of loans.)
The Effective Date of this amendment or restatement is 4/15/2016 (except as otherwise provided on a Special Effective Date(s) Attachment, if applicable, or in the Basic Plan Document). (Must be on or after January 1, 2007.)oo
If different from the Effective Date above, Elective Deferrals, if added by this amendment or restatement, can be made under this Plan oPre-Tax Elective Deferrals (Select one.)

Option 1: o	The next payroll date coinciding with or following the later of the date this Adoption Agreement is signed or the Effective Date of this amendment or restatement.

Option 2: o	(Must be on or after the later of the date this Adoption Agreement is signed or the Effective Date of this amendment or restatement.)
NOTE: If no option is selected, Option 1 will apply for Pre-Tax Elective Deferrals.
Roth Elective Deferrals (Select one.)

Option 1: o	The next payroll date coinciding with or following the later of the date this Adoption Agreement is signed or the Effective Date of this amendment or restatement.

Option 2: o
(Must be on or after the later of the date this Adoption Agreement is signed or the Effective Date of this amendment or restatement.) The effective date for Roth Elective Deferrals must be on or after January 1, 2006.

NOTE: If no option is selected, Option 1 will apply for Roth Elective Deferrals.
NOTE: Specifying an amendment or restatement Effective Date as any day other than the first day of the Plan Year following the Plan Year in which this Adoption Agreement is signed may result in a reduction or elimination of accrued benefits, violating Code section 411(d) (6). Notwithstanding the foregoing, Effective Dates for certain items (e.g., PPA and other legislative and regulatory guidance) are governed by the terms specified in the Basic Plan Document. If Elective Deferrals are being made available for the first time as a result of this amendment or restatement, the Elective Deferrals cannot be made available before the later of the date this Adoption Agreement is signed or the date specified above for Elective Deferrals. If different dates are selected for Pre-Tax and Roth Elective Deferrals, the date specified above for Pre-Tax Elective Deferrals must be either the same date or an earlier date than that selected for Roth Elective Deferrals.

SECTION TWO: ELIGIBILITY
Complete Parts A through E
NOTE: Eligibility requirements selected for Elective Deferrals will also apply to Nondeductible Employee Contributions, if such contributions are made to the Plan. For purposes of this section, Elective Deferrals shall mean Pre-tax and Roth Elective Deferrals (if applicable) as elected in Section Three, Part A(1). Eligibility requirements selected for Matching Contributions will apply to Qualified Matching Contributions, if such contributions are made to the Plan. There will be no eligibility requirements and entry will be immediate for Employer Prevailing Wage Contributions.
Part A. Age and Eligibility Service

1.
Age Requirement. An Employee will be eligible to become a Participant in the Plan for purposes of becoming a Contributing Participant (and thus eligible to make Elective Deferrals), receiving Matching Contributions, or receiving an allocation of any Employer Profit Sharing Contributions, Safe Harbor Contributions and Qualified Nonelective Contributions, as applicable, made pursuant to Section Three of the Adoption Agreement, after attaining the following age (select and complete all that apply):

o Elective Deferrals -Age (not more than 21).
o Matching Contributions - Age (not more than 21).
o Employer Profit Sharing Contributions - Age    (not more than 21).
o Safe Harbor/QACA Safe Harbor Contributions - Age (not more than 21).
o Qualified Nonelective Contributions - Age (not more than 21).
NOTE: If no age is specified for a contribution source, there will be no age requirement for such source.

2.
Eligibility Service Requirement. An Employee will be eligible to become a Participant in the Plan for purposes of becoming a Contributing Participant (and thus eligible to make Elective Deferrals), receiving Matching Contributions, or receiving an allocation of any Employer Profit Sharing Contributions, Safe Harbor Contributions and Qualified Nonelective Contributions, as applicable, made pursuant to Section Three of the Adoption Agreement (select and complete all that apply):

[X] No eligibility service required.
If this option is selected, there will be no eligibility service requirement for the following contributions (select all that apply):
[X] Elective Deferrals.
o Matching Contributions.
o Employer Profit Sharing Contributions.
[X] Safe Harbor/QACA Safe Harbor Contributions.
o Qualified Nonelective Contributions.

o
After completing consecutive Months of Eligibility Service (not more than 12) beginning on the Employee's date of hire.
If this option is selected, an Employee will be eligible to become a Participant in the Plan for purposes of the following contributions after completing the number of consecutive Months of Eligibility Service specified above (select all that apply):

o Elective Deferrals.
o Matching Contributions.
o Employer Profit Sharing Contributions.
o Safe Harbor/QACA Safe Harbor Contributions.
o Qualified Nonelective Contributions.

o
After completing consecutive Months of Eligibility Service (not more than 12) beginning on the Employee's date of hire, during which time the Employee completes at least Hours of Service (not more than 1,000).
If this option is selected, an Employee will be eligible to become a Participant in the Plan for purposes of the following contributions after completing the number of consecutive Months of Eligibility Service and Hours of Service specified above (select all that apply):

o Elective Deferrals.

o Matching Contributions.
o Employer Profit Sharing Contributions.
o Safe Harbor/QACA Safe Harbor Contributions.
o Qualified Nonelective Contributions.
NOTE: Employees not meeting the Hours of Service requirement within the period specified above will satisfy the Plan's service requirement when they complete 1,000 Hours of Service within the Eligibility Computation Period. If this option is selected and no Hours of Service are specified, an Employee will be eligible to become a Participant in the Plan for purposes of the contributions specified above after completing the number of consecutive Months of Eligibility Service specified above.
[X] After completing 1 Year of Eligibility Service (Period of Service, if applicable).
If this option is selected, an Employee will be eligible to become a Participant in the Plan for purposes of the following contributions after completing 1 Year of Eligibility Service (Period of Service, if applicable) (select all that apply):
o Elective Deferrals.
o Matching Contributions.
[X] Employer Profit Sharing Contributions.
o Safe Harbor/QACA Safe Harbor Contributions.
o Qualified Nonelective Contributions.

o	After completing 2 Years of Eligibility Service (Periods of Service, if applicable).
If this option is selected, an Employee will be eligible to become a Participant in the Plan for purposes of the following contributions after completing 2 Years of Eligibility Service (Periods of Service, if applicable) (select all that apply):
o Matching Contributions.
o Employer Profit Sharing Contributions.
o Other.
If this option is selected, an Employee will be eligible to become a Participant in the Plan for purposes of the following contributions after completing the following requirements (select and complete all that apply):
o Elective Deferrals. (Cannot require more than 1 Year of Eligibility Service (Period of Service, if applicable).)
o Matching Contributions. (Cannot require more than 2 Years of Eligibility Service (Periods of Service, if applicable).)

o	Employer Profit Sharing Contributions. (Cannot require more than 2 Years of Eligibility Service (Periods of Service, if applicable).)

o	Safe Harbor/QACA Safe Harbor Contributions. (Cannot require more than 1 Year of Eligibility Service (Period of Service, if applicable).)

o	Qualified Nonelective Contributions. (Cannot require more than 1 Year of Eligibility Service (Period of Service, if applicable).)

NOTE: If the requirements are based on Months of Eligibility Service with an hours requirement, Employees not meeting the hours requirement within the initial number of months indicated in the Adoption Agreement will satisfy the month of eligibility service requirement when they complete 1,000 Hours of Service within the Eligibility Computation Period.

NOTE: If no eligibility service requirement is selected/or any contribution source, there will be no service requirement for such source. If more than one Year of Eligibility Service (Period of Service, if applicable) is selected in this Section Two, Part A for either Matching Contributions or Employer Profit Sharing Contributions, the immediate 100 percent vesting schedule in Section Four will automatically apply to such contribution source. Selecting more favorable eligibility requirements for Elective Deferrals than for Safe Harbor Contributions requires nondiscrimination testing under Treasury Regulation section 1.401(k)-1(b)(4) and 1.401(m)- l(b)(4).

3.	Age and Service Waivers

a.	Employees Employed as of the Effective Date
Will an Employee listed below (other than an Employee who either is part of an excluded class of Employees or is employed by a Related Employer of the Adopting Employer that does not participate in the Plan) and employed as of the Effective Date listed in Section One, Part A, of the Adoption Agreement who has not otherwise met the age and eligibility service requirements listed above be considered to have met those requirements as of the Effective Date and be eligible to become a Participant in the Plan in relation to the contribution source(s) selected below, as applicable, made pursuant to Section Three of the Adoption Agreement (select one)?

Option 1: o	Yes.
If Option 1 is selected, the waiver will apply to the following contributions (select all that apply):
o Elective Deferrals.
o Matching Contributions.
o Employer Profit Sharing Contributions.
o Safe Harbor/QACA Safe Harbor Contributions.
o Qualified Nonelective Contributions.
Employees subject to the waiver (define classifications and prior employers):
Option 2: [X] Not applicable.
NOTE: If no option is selected, Option 2 will apply. If Option 1 is selected but no contribution source(s) is specified, all contribution sources available in the Plan on the Effective Date will be subject to the waiver. If Option 1 is selected but no Employees are specified, all Employees employed on the Effective Date will be subject to the waiver. This waiver may only be used when this Plan is first adopted.

b.	Employees Employed as of a Specified Date
Will an Employee listed below (other than an Employee who either is part of an excluded class of Employees or is employed by a Related Employer of the Adopting Employer that does not participate in the Plan) and employed on__
(specify a month, day, and year) who has not otherwise met the age and eligibility service requirements be considered to have met those requirements and be eligible to become a Participant in the Plan in relation to the contribution source(s) selected below, as applicable, made pursuant to Section Three of the Adoption Agreement (select one)
Option 1: o Yes.
If Option 1 is selected, the waiver will apply to the following contributions (select all that apply):
o Elective Deferrals.
o Matching Contributions.
o Employer Profit Sharing Contributions.
o Safe Harbor/QACA Safe Harbor Contributions.
o Qualified Nonelective Contributions.
Employees subject to the waiver (define classifications and prior employers):
Option 2: [X] Not applicable.
NOTE: If no option is selected, Option 2 will apply. If Option 1 is selected but no date is specified, no additional age and eligibility service waivers will apply. If Option 1 is selected but no contribution source(s) is specified, all contribution sources available in the Plan on the specified date will be subject to the waiver. If Option 1 is selected but no Employees are specified, all Employees employed on the specified date will be subject to the waiver. This age and eligibility service waiver may be used either when this Plan is adopted or when the Plan is subsequently amended (e.g., to add one or more types of contributions, to add a previously excluded group of Employees).

c.	Mergers and Acquisitions
Will an Employee listed below (other than an Employee who either is part of an excluded class of Employees or is employed by a Related Employer of the Adopting Employer that does not participate in the Plan) and employed on
_ (specify a month, day, and year) who 1) became an Employee as a result of a merger with or acquisition of the prior employer(s) listed below, and 2) has not otherwise met the age and eligibility service requirements be considered to have met those requirements and be eligible to become a Participant in the Plan in relation to the contribution source(s) selected below, as applicable, made pursuant to Section Three of the Adoption Agreement (select one)?
Option 1: o Yes.
If Option 1 is selected, the waiver will apply to the following contributions (select all that apply):
o Elective Deferrals.
o Matching Contributions.
o Employer Profit Sharing Contributions.
o Safe Harbor/QACA Safe Harbor Contributions.
o Qualified Nonelective Contributions.
Employees subject to the waiver (define classifications and prior employers):
Option 2: [X] Not applicable.
NOTE: If no option is selected, Option 2 will apply. If Option 1 is selected but either no date and/or no Employees are specified, no additional age and eligibility service waivers will apply. If Option 1 is selected but no contribution source(s) is specified, all contribution sources available in the Plan on the specified date will be subject to the waiver. This age and eligibility service waiver may be used either when this Plan is adopted or when a merger or acquisition occurs. Waivers that include only certain Employees from certain prior employers may create testing implications under Code sections 401(a)(4) or 410(b).
Part B. Exclusion of Certain Classes of Employees
An Employee will be eligible to become a Participant in the Plan unless such Employee is (select all that apply):
[X] Included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two-percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Treasury Regulation section 1.410(b)-9. For this purpose, the term "Employee representatives" does not include any organization in which more than half of the members are Employees who are owners, officers, or executives of the Employer.
If this exclusion is selected, it will apply to the following contributions (select all that apply):
[X] Elective Deferrals and Safe Harbor Contributions.
o Matching Contributions.
[X] Employer Profit Sharing Contributions.
o Qualified Nonelective Contributions.
[X] A nonresident alien (within the meaning of Code section 7701(b)(l)(B)) who received no earned income (within the meaning of Code section 911(d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of Code section 861(a)(3)).
If this exclusion is selected, it will apply to the following contributions (select all that apply):
[X] Elective Deferrals and Safe Harbor Contributions.
o Matching Contributions.
[X] Employer Profit Sharing Contributions.
o Qualified Nonelective Contributions.

o
An Employee as the result of a transaction described in Code section 410(b)(6)(C). Such Employee will be excluded during the period beginning on the date of the change in the member(s) of the group and ending on the last day of the first Plan Year beginning after the date of the change. A transaction described in Code section 410(b)(6)(C) is an asset or stock acquisition, merger, or similar transaction involving a change in the employer of the employees of a trade or business.

If this exclusion is selected, it will apply to the following contributions (select all that apply):
o Elective Deferrals and Safe Harbor Contributions.

o Matching Contributions.
o Employer Profit Sharing Contributions.
o Qualified Nonelective Contributions.
[X] A Leased Employee.
If this exclusion is selected, it will apply to the following contributions (select all that apply):
[X] Elective Deferrals and Safe Harbor Contributions.
o Matching Contributions.
[X] Employer Profit Sharing Contributions.
o Qualified Nonelective Contributions.
o A Highly Compensated Employee.
If this exclusion is selected, it will apply to the following contributions (select all that apply):
o Elective Deferrals and Safe Harbor Contributions.
o Matching Contributions.
o Employer Profit Sharing Contributions.
o Qualified Nonelective Contributions.
[X] Incorrectly determined not to be an Employee (e.g., erroneously classified as an independent contractor).
If this exclusion is selected, it will apply to the following contributions (select all that apply):
[X] Elective Deferrals and Safe Harbor Contributions.
o Matching Contributions.
[X] Employer Profit Sharing Contributions.
o Qualified Nonelective Contributions.

o
An Employee with a related employer as defined in the Employer Information section on page one of this Adoption Agreement that has not adopted this Plan. (List all related employers who are not adopting this Plan and who would be eligible to participate unless specifically excluded.)

[X] Other.
If this exclusion is selected, it will apply to the following contributions and groups of Employees (select all that apply):

[X]
Elective Deferrals and Safe Harbor Contributions (Describe the classification(s) of Employees that will be excluded from the Plan. Note that any classification that is directly or indirectly based on the number of Hours of Service that an Employee is customarily scheduled to work shall be invalid if any such Employee completes 1,000 Hours of Service during an Eligibility Computation Period.) Temporary Employees; Interns

o
Matching Contributions (Describe the classification(s) of Employees that will be excluded from the Plan. Note that any classification that is directly or indirectly based on the number of Hours of Service that an Employee is customarily scheduled to work shall be invalid if any such Employee completes 1,000 Hours of Service during an Eligibility Computation Period.)

[X]
Employer Profit Sharing Contributions (Describe the classification(s) of Employees that will be excluded from the Plan. Note that any classification that is directly or indirectly based on the number of Hours of Service that an Employee is customarily scheduled to work shall be invalid if any such Employee completes 1,000 Hours of Service during an Eligibility Computation Period.)
Temporary Employees; Interns

o
Qualified Nonelective Contributions (Describe the classification(s) of Employees that will be excluded from the Plan. Note that any classification that is directly or indirectly based on the number of Hours of Service that an Employee is customarily scheduled to work shall be invalid if any such Employee completes 1,000 Hours of Service during an Eligibility Computation Period.)

NOTE: Exclusions of Employees (other than statutorily excluded Employees under Code section 410(b)(3) and (4)) may result in the Plan needing to be amended to include enough Employees to pass the minimum coverage requirements under Code section 410(b).
Part C. Entry Dates
The Entry Dates will be (select all that apply):
[X] Immediately upon meeting age and eligibility service - The day the age and eligibility service requirements in Section Two, Part A, are satisfied.
If this Entry Date option is selected, it will apply to the following contributions (select all that apply):
[X] Elective Deferrals.
o Matching Contributions.
[X] Employer Profit Sharing Contributions.
[X] Safe Harbor/QACA Safe Harbor Contributions.
o Qualified Nonelective Contributions.
o Monthly - The first day of each month of the Plan Year.
If this Entry Date option is selected, it will apply to the following contributions (select all that apply):
o Elective Deferrals.
o Matching Contributions.
oEmployer Profit Sharing Contributions.
oSafe Harbor/QACA Safe Harbor Contributions.
o Qualified Nonelective Contributions.
oQuarterly - The first day of the Plan Year and the first day of the fourth, seventh, and tenth months of the Plan Year.
If this Entry Date option is selected, it will apply to the following contributions (select all that apply):
o Elective Deferrals.
oMatching Contributions.
oEmployer Profit Sharing Contributions.
oSafe Harbor/QACA Safe Harbor Contributions.
oQualified Nonelective Contributions.
oSemi-Annually - The first day of the Plan Year and the first day of the seventh month of the Plan Year.
If this Entry Date option is selected, it will apply to the following contributions (select all that apply):
oElective Deferrals.
oMatching Contributions.
oEmployer Profit Sharing Contributions.
oSafe Harbor/QACA Safe Harbor Contributions.

o Qualified Nonelective Contributions.
o Annually - The first day of the Plan Year. (Refer to the "NOTE" at the end of this Part C for restrictions that may apply.)
If this Entry Date option is selected, it will apply to the following contributions (select all that apply):
o Elective Deferrals.
o Matching Contributions.
o Employer Profit Sharing Contributions.
o Safe Harbor/QACA Safe Harbor Contributions.
o Qualified Nonelective Contributions.
o Other. (Refer to the "NOTE" at the end of this Part C for restrictions that may apply.)
If this Entry Date option is selected, it will apply to the following contributions and dates (select all that apply):
o Elective Deferrals (define Entry Date(s).)
o Matching Contributions (Define Entry Date(s).)
o Employer Profit Sharing Contributions (Define Entry Date(s).)

o Safe Harbor/QACA Safe Harbor Contributions (Define Entry Date(s).)

o Qualified Nonelective Contributions (Define Entry Date(s).)

NOTE: If no Entry Dates are specified for a contribution source, semi-annual Entry Dates will apply to such source. The "Annually" and "Other" Entry Date options can be selected only if the eligibility requirements and Entry Dates are coordinated such that each Employee will become a Participant in the Plan by the earlier of 1) the first day of the Plan Year beginning after the date the Employee satisfies the age and eligibility service requirements of Code section 410(a) and ERJSA section 202, or 2) six months after the date the Employee satisfies such requirements.
Part D. Service Required for Eligibility Purposes (Select one.)
Option 1: [X] The Hours of Service method of determining service applies. (May only be selected if one or two Years of Eligibility Service or a fractional year service with hours is required for any source in Part A above.) (Complete the following.)

(a)	1000 Hours of Service (not more than 1,000) will be required to constitute a Year of Eligibility Service.

(b)	500 Hours of Service (not more than 500 and less than the number specified in Option 1(a), above) must be exceeded to avoid a Break in Eligibility Service.
Option 2: oNot applicable. Either (1) all sources under the Plan have either a fractional year service requirement with no hours or no service requirement to participate in the Plan or (2) the Elapsed Time method of determining service applies.

NOTE: If no option is selected and the Hours of Service method of determining service applies or if Option 1 is selected and no hours are specified, 1,000 and 500 will apply for (a) and (b), respectively.
Part E. Eligibility Computation Period
An Employee's Eligibility Computation Periods after their initial Eligibility Computation Period will be (select one):

Option 1: [X]	Each Plan Year commencing with the Plan Year beginning during their initial Eligibility Computation Period.

Option 2: o	The 12-consecutive month periods commencing on the anniversaries of their Employment Commencement Date.

Option3: o
Not applicable. Either (1) all sources under the Plan have either a fractional year service requirement with no hours or no service requirement to participate in the Plan or (2) the Elapsed Time method of determining service applies.

NOTE: If no option is selected, Option 1 will apply if the Hours of Service method of determining service applies and Option 3 will apply if the Elapsed Time method of determining service applies.

SECTION THREE: CONTRIBUTIONS
Complete Parts A through J
\
Part A. Elective Deferrals

1.	Authorization of Elective Deferrals
Will Elective Deferrals be permitted under this Plan (select one)?
Option 1: [X] Yes. (Complete the following.)
Will Roth Elective Deferrals be permitted under this Plan in addition to Pre-Tax Elective Deferrals?
Suboption (a): [X] Yes.
Suboption (b): o No.
NOTE: If no suboption is selected, Suboption (a) will apply.
Option 2: o No.
NOTE: If no option is selected, Option 1 will apply. Complete the relevant portions of the remainder of Part A only if Option 1 is selected.

2.	Limits on Elective Deferrals

a.
If Elective Deferrals are permitted under the Plan, a Contributing Participant may elect under a salary reduction agreement to have their Compensation reduced by the amount described below. Such amount will be contributed to the Plan by the Employer on behalf of the Contributing Participant (select one):

Option 1: [X]	An amount equal to a percentage of the Contributing Participant's Compensation from 1 percent to 100 percent in increments of .5 percent.

Option 2: o	An amount of the Contributing Participant's Compensation not less than $ and not more than $ _

Option 3: o
An amount equal to a percentage of the Contributing Participant's Compensation from percent in increments of __ percent, or an amount of the Contributing Participant's Compensation not less than $__ and not more than $ _

Option 4: o	An amount equal to a dollar amount or percentage of the Contributing Participant's Compensation not to exceed the limits imposed by Code sections 401(k), 402(g), 404, and 415.
NOTE: If no option is selected, Option 4 will apply.

b.
Notwithstanding item (a) above, if Elective Deferrals are permitted under the Plan, a Contributing Participant who is a Highly Compensated Employee may elect under a salary reduction agreement to have his or her Compensation reduced by an amount as described below (select one):

Option 1: o	An amount equal to a percentage of the Contributing Participant's Compensation from percent to _ percent in increments of __ percent.

Option 2: o	An amount of the Contributing Participant's Compensation not less than$ and not more than $_ _

Option 3: o
An amount equal to a percentage of the Contributing Participant's Compensation from __ percent to _ percent in increments of _ percent, or an amount of the Contributing Participant's Compensation not less than $ _ and not more than $ _

Option 4: o	An amount equal to a dollar amount or percentage of the Contributing Participant's Compensation not to exceed the limits imposed by Code sections 401(k), 402(g), 404, and 415.

Option 5: [X]	Not applicable. The provisions of item (a) above will apply.
NOTE: If no option is selected, Option 5 will apply.
NOTE: A Contributing Participant's combined Pre-Tax and Roth Elective Deferrals during their taxable year will not exceed the limit contained in Code section 402(g) in effect at the beginning of such taxable year. Unless specified otherwise in the Adoption Agreement, bonuses will be included in Compensation and will, therefore, be subject to a Participant's salary reduction agreement.

3.	Separate Deferral Election for Bonuses

Can a Contributing Participant make a separate deferral election to defer part or all of a bonus that will apply instead of the Contributing Participant's salary reduction agreement (select one)?
Option 1: o Yes.
Option 2: [X] No.
NOTE: If no option is selected or if bonuses are excluded from Compensation for Elective Deferrals in Section 6, item 5 of this Adoption Agreement, Option 2 will apply. Option 1 may only be selected if the Plan included bonuses in Compensation for Elective Deferrals in Section 6, item 5 of this Adoption Agreement. If Option 1 is selected and a Contributing Participant does not make a separate deferral election for a bonus, the Participant's salary reduction agreement will apply to the bonus.

4.	Catch-up Contributions
Will eligible Contributing Participants be permitted to make Catch-up Contributions pursuant to Plan Section 3.01(H) (select one)?
Option 1: [X] Yes.
Option 2: o No.
NOTE: If no option is selected, Option 1 will apply.

5.	Ceasing Elective Deferrals
A Contributing Participant may stop making Elective Deferrals prospectively by revoking a salary reduction agreement (select one):

Option 1: [X]	As of such times established by the Plan Administrator in a uniform and nondiscriminatory manner.

Option 2: o	Monthly - As of the first day of any month.

Option 3: o	Quarterly - As of the first day of any quarter.

Option 4: o	Semi-Annually - As of the first day of the Plan Year and the first day of the seventh month of the Plan Year.

Option 5: o	Annually - No sooner than as of the first day of the next Plan Year.

Option 6: o	Other. (Specify one or more dates occurring at least once per year, established in a uniform and nondiscriminatory manner.)

NOTE: If no option is selected, Option 1 will apply.

6.	Return as a Contributing Participant After Ceasing Elective Deferrals
A Participant who ceases Elective Deferrals by revoking a salary reduction agreement may return as a Contributing Participant (select one):
Option 1: [X] As of such times established by the Plan Administrator in a uniform and nondiscriminatory manner.
Option 2: o Monthly-As of the first day of any subsequent month.

Option 3: o	Quarterly - As of the first day of any subsequent quarter.

Option 4: o	Semi-Annually - As of the first day of the Plan Year and the first day of the seventh month of the Plan Year.

Option 5: o	Annually - No sooner than as of the first day of the next Plan Year.

Option 6: o	Other. (Specify one or more dates occurring at least once per year, established in a uniform and nondiscriminatory manner.)
NOTE: If no option is selected, Option 1 will apply.

7.	Changing Elective Deferral Amounts
A Contributing Participant may modify a salary reduction agreement to prospectively increase or decrease the amount of their Elective Deferrals (select one):
Option 1: [X] As of such times established by the Plan Administrator in a uniform and nondiscriminatory manner.

Option 2: o	Monthly - As of the first day of the month.

Option 3: o	Quarterly - As of the first day of any quarter.

Option 4: o	Semi-Annually - As of the first day of the Plan Year and first day of the seventh month of the Plan Year.

Option 5: o	Annually - No sooner than as of the first day of the next Plan Year.

Option 6: o	Other. (Specify one or more dates occurring at least once per year; established in a uniform and nondiscriminatory manner.)
NOTE: If no option is selected, Option 1 will apply.

8.	Claiming Excess Elective Deferrals
A Participant who claims Excess Elective Deferrals for the preceding calendar year must submit their claim in writing to the Plan Administrator by (select one):
Option 1: [X] March 1.

Option 2: o	Other. (Specify a date not later than April 15.)
NOTE: If no option is selected, Option 1 will apply. If Excess Elective Deferrals are not removed by April 15, they will be included in income both when contributed and when distributed and may be subject to a 10 percent early distribution penalty under Code section 72(t).

9.	Authorization of Automatic Elective Deferrals

a.	Will the automatic Elective Deferral enrollment provisions apply (select one)?

Option 1: [X]	Yes, the Automatic Contribution Arrangement (ACA) provisions in Plan Section 3.01(E)(1) will apply.

Option 2: o	Yes, the Eligible Automatic Contribution Arrangement (EACA) provisions in Plan Section 3.01(E)(2) will apply.

Option 3: o	No.
NOTE: If no option is selected, Option 3 will apply. Complete item 10 only if Option 1 or 2 is selected.

b.	Tax Character of Elective Deferrals - ACA/EACA
How will amounts withheld from Compensation and contributed to the Plan as automatic Elective Deferrals under either an ACA or EACA be designated for tax purposes (select one)?

Option 1: [X]	Pre-Tax Elective Deferrals.

Option 2: o	Roth Elective Deferrals.
NOTE: If no option is selected, Option 1 will apply. Option 2 may only be selected if the Plan permits Roth Elective Deferrals under Part A of this Section.

10.	ACAs and EACAs

a.	New Employees
For an Employee who has met the eligibility requirements set forth in Section Two of the Adoption Agreement and who fails to provide the Employer a salary reduction agreement, will a portion of such Employee's Compensation be automatically withheld and contributed to the Plan as an Elective Deferral (select one)?
Option 1: [X]Yes, for Employees hired on or after the Effective Date.

Option 2: o	Yes, for Employees who meet the eligibility requirements in Section Two, Part A of the Adoption Agreement on or after the Effective Date.

Option 3: o	No.
NOTE: If no option is selected, Option 1 will apply if an ACA or EACA provision is being added or changed. No portion of an Employees Compensation will be withheld until the date the Employee enters the Plan after having satisfied the eligibility requirements listed in the Adoption Agreement.

b.	Current Employees
If an ACA or EACA provision is being added to the Plan or an existing ACA or EACA provision is being changed, will automatic enrollment for Elective Deferrals apply to all Employees who have met the eligibility requirements and who fail to return a salary reduction agreement on or after the Effective Date, including those who met the eligibility requirements in the Adoption Agreement before the Effective Date (select one)?

Option 1: o	Yes, but only to those Employees who are not Contributing Participants (e.g., are deferring zero-percent).

Option 2: o	Yes, but only to those Employees deferring less than the amount in item (c) below (including zero-percent).

Option 3: o	Yes, for all current Employees who have met the eligibility requirements (including Contributing Participants and current Employees who are not Contributing Participants).

Option 4: o	Yes, for the following current Employees who have met the eligibility requirements (specify the classification of Employees who will be subject to automatic enrollment):
Option 5: [X] No.
NOTE: This section should not be completed if the provisions of an existing ACA or EACA are being included on a restated document with no changes made. If no option is selected, Option 5 will apply. If "No" is selected, the extension to six months/or making certain corrective distributions will not apply to a Plan with EACA.

c.	Initial Amount of Automatic Elective Deferral
The following percentage or amount of each Employee's Compensation will be automatically withheld each payroll and contributed to the Plan as an Elective Deferral if they have met the eligibility requirements and Option 1 or 2 was selected in item 9(a) above (select and complete one):

Option 1: [X]	_3 percent.
Option 2: o The greater of percent or the Participant's Elective Deferral rate in effect before being automatically enrolled.
Option 3: o $ _
NOTE: If no option is selected, Option 1 will apply and three-percent of Compensation will be withheld. Option 3 may not be selected for an EACA.

d.	Authorization of Automatic Elective Deferral Increase
Will Elective Deferrals be increased automatically each year for Employees who are automatically enrolled under an ACA or EACA (select one)?

Option 1: [X]	Yes, by 1 percent per payroll once per year up to a maximum of 10 percent.

Option 2: o	Yes, by $. per payroll once per year up to a maximum amount of $ _

Option 3: o	Yes, by (specify the amount, frequency, and maximum amount of the automatic Elective Deferral increase):
Option 4: o No.
NOTE: If no option is selected, Option 4 will apply. If the Plan intends to operate an EACA, the deferral increase amount above must be based on a percentage of Compensation.

e.	Timing of Automatic Elective Deferral Increases
If automatic increases are selected above, such increases will occur on the following dates (select one):

Option 1: o	First day of each Plan Year.

Option 2: o	First day of each calendar year.

Option 3: o	Each anniversary of the Contributing Participant's initial deferral date.

Option 4: o	The Contributing Participant's annual review date.
Option 5: [X]Other. (Specify the dates that the automatic Elective Deferral increases will occur.)
On or around April 1
NOTE: If no option is selected, Option 1 will apply. For an EACA, Option 4 may only be selected if all Contributing Participants share a common annual review date, except as otherwise provided by the IRS. If Option 5 is selected, increases of automatic Elective Deferrals in an EACA must satisfy the uniformity rules in Treasury Regulation section 1.414(w)-1(b)(2).
NOTE: If Employees who are automatically enrolled are treated differently from Employees who are not automatically enrolled with regard to automatic increases, special testing may be required under Code section 401(a)(4).

11.	Qualified Automatic Contribution Arrangement (QACA)

a.	Authorization of QACA

Will the QACA provisions in Plan Section 3.01(F) apply (select one)?

Option 1: o	Yes.

Option 2: [X]	No.
NOTE: If no option is selected, Option 2 will apply. Complete the remainder of this item 11 only if Option 1 is selected. If Option 1 is selected, the QACA provisions of the Plan will apply for the Plan Year and the provisions relating to the ADP or ACP test generally will not apply. Contribution provisions that are selected in addition to the options listed in this Part A, item 11 may subject the Plan to ADP, ACP, and top-heavy testing. If Option I is selected, the Plan generally must satisfy the QACA requirements of Code sections 401(k)(13) and 401(m)(12), including the notice requirement, for the entire Plan Year. If a QACA is eliminated during a Plan Year under Treasury Regulation section 1.401(k)-3(g), the Plan will be subject to provisions relating to the ADP and ACP tests, including restrictions on the selection of testing methods (e.g., current vs. prior-year).

b.	Tax Character of Elective Deferrals - QACA
How will amounts withheld from Compensation and contributed to the Plan as automatic Elective Deferrals under a QACA be designated for tax purposes (select one)?

Option 1: o	Pre-Tax Elective Deferrals.

Option 2: o	Roth Elective Deferrals.
NOTE: If no option is selected, Option 1 will apply. Option 2 may only be selected if the Plan permits Roth Elective Deferrals under Part A of this Section.

c.	QACA Elective Deferral Rates

i.	Standard Percentage
The following percentage of each Eligible Employee's Compensation will be automatically withheld each payroll and contributed to the Plan as an Elective Deferral if Option 1 was selected in item 1l(a) above and if an Eligible Employee does not timely return a salary reduction agreement (select an option and complete the blanks, if applicable):

	Option 1£	Option 2 £
Initial Rate	3%	___ % (not less than three or more than ten)
Rate Two	4%	___ % (not less than four or more than ten)
Rate Three	5%	___ % (not less than five or more than ten)
Rate Four	6%	___ % (not less than six or more than ten)
Rate Five	N/A	___ % (not less than six or more than ten)
Rate Six	N/A	___ % (not less than six or more than ten)
Rate Seven	N/A	___ % (not less than six or more than ten)
Rate Eight	N/A	___ % (not less than six or more than ten)
NOTE: If no option is selected, Option 1 will apply. The QACA Elective Deferral rate must be at least three percent of Compensation during the Initial Period and must be at least the minimum percentages described above for each subsequent period following the Initial Period until the Elective Deferral rate equals six percent.

ii.	Comparison Percentage
Will the Employer withhold and contribute to the Plan as an Elective Deferral the greater of the standard percentage as described in item (c) above or the Participant's Elective Deferral rate in effect before being automatically enrolled in the QACA (select one)?

Option 1: o	Yes.

Option 2: o	No.
NOTE: Option 1 should be selected if the Plan previously contained an automatic contribution arrangement. Notwithstanding the preceding, if no option is selected, Option 1 will apply and the QACA Elective Deferral rate will be the applicable percent described in item (c)(i) above or, if greater, the Elective Deferral rate in effect for a Participant immediately before being automatically enrolled in the QACA.

d.	Timing of QACA Increases

i.	Initial Period
Will QACA rate increases, if applicable, occur during the Initial Period (select one)?

Option 1: o	Yes, on the first day of the Plan Year.

Option 2: o	Yes, on the first day of the calendar year.

Option 3: o	Yes, on the anniversary of the Contributing Participant's initial deferral date.

Option 4: o	Yes, on the Contributing Participant's annual review date.

Option 5: o	Yes, (specify the dates the QACA rate will increase during the Initial Period):

Option 6: o	No.
NOTE: If no option is selected, Option 6 will apply. The Employer may increase QACA Elective Deferral rates during the Initial Period but such increases are not required. Option 4 may only be selected if all Contributing Participants share a common annual review date, except as otherwise provided by the IRS. If Option 5 is selected, increases of automatic Elective Deferrals in a QACA must satisfy the uniformity rules in Treasury Regulation section 1.401(k)-3(j)(2).

ii.	Subsequent Periods
QACA rate increases following the Initial Period, if applicable, will occur on the following date (select one):

Option 1: o	First day of each Plan Year.

Option 2: o	First day of each calendar year.

Option 3: o	Each anniversary of the Contributing Participant's initial deferral date.

Option 4: o	The Contributing Participant's annual review date.

Option 5: o	Other. (Specify the dates the QACA rate will increase after the Initial Period.)
NOTE: If no option is selected, Option 1 will apply. Option 4 may only be selected if all Contributing Participants share a common annual review date, except as otherwise provided by the IRS. If Option 5 is selected, increases of automatic Elective Deferrals in a QACA must satisfy the uniformity rules in Treasury Regulation section 1.401(k)-3(j)(2).

e.	Participants Entitled to Receive QACA Safe Harbor Contributions
QACA Safe Harbor Contributions will be made on behalf of (select one):

Option 1: o	Each Eligible Employee who is a non-Highly Compensated Employee.

Option 2: o	All Eligible Employees.
NOTE: If no option is selected, Option 1 will apply.

f.	QACA ADP Test Safe Harbor Contribution
For the Plan Year, the Employer will make the following QACA ADP Test Safe Harbor Contributions to the Individual Account of each Eligible Employee, as described in item 11(e) above, in the amount of (select one):

Option 1: o	QACA Basic Matching Contribution.
That percentage of each Contributing Participant's Elective Deferrals determined by the rate of each Contributing Participant's Elective Deferrals as specified in the matching schedule below.

Elective Deferral Percentage
Base Rate    Less than or equal to 1%
Matching Percentage 100%
Tier 2    Greater than 1, but less than or equal to 6%

Option 2: o	QACA Enhanced Matching Contribution.
Elective Deferral Percentage
50%    That percentage of each Contributing Participant's Elective Deferrals determined by the rate of each Contributing Participant's Elective Deferrals as specified in the matching schedule below.
Base Rate    Less than or equal to % (not less than one)

Matching Percentage _% (not less than 100)

Tier 2    Greater than _, but less than or equal to    %    % (if greater than six, ACP testing will apply)
NOTE: If the Plan is intended to also satisfy the QACA ACP Test Safe Harbor CODA rules regarding Matching Contributions, no Matching Contributions may be made on Elective Deferrals exceeding six-percent of Compensation.

Option 3: o	Other QACA Enhanced Matching Contribution.
Equal to the following percentage. (Specify a QACA Enhanced Matching Contribution formula that is at least as favorable as the QACA Basic Matching Contribution formula.)

Option 4: o	QACA Safe Harbor Nonelective Contribution.
_        (not less than three) percent of the Employee's Compensation for the Plan Year.

NOTE: If no option is selected, Option 1 will apply. Options 2 or 3, if selected, must be completed so that, at any rate of Elective Deferrals, the Matching Contribution is at least equal to the Matching Contribution that would be received if the Employer were making contributions under Option 1, but the rate of match cannot increase as Elective Deferrals increase.

g.	QACA ACP Test Safe Harbor Matching Contributions
NOTE: No additional contributions are required to satisfy the QACA requirements. The Employer may, however, make Matching Contributions other than those contributions made under item 11(f) above. To ensure that the Plan continues to satisfy the safe harbor provisions of a QACA, only the following additional Matching Contributions may be made (see the "NOTE" below for specific contribution limitations).
For the Plan Year will the Employer make QACA ACP Test Safe Harbor Matching Contributions to the Individual Account of each Eligible Employee, as described in item 11(e) above (select one)?

Option 1: o	Yes. The Employer will make QACA ACP Test Safe Harbor Matching Contributions in the amount of (select all that apply):

o	Percentage of Contribution Match.
That percentage of each Contributing Participant's Elective Deferrals determined by the rate of each Contributing Participant's Elective Deferrals as specified in the matching schedule below.
Elective Deferral Percentage
Less than or equal to    % (not more than six)

Matching Percentage    %

o	Two-Tiered Percentage of Contribution Match.
That percentage of each Contributing Participant's Elective Deferrals determined by the rate of each Contributing Participant's Elective Deferrals as specified in the matching schedule below.
Elective Deferral Percentage
Base Rate    Less than or equal to    %
Matching Percentage    ----%
Tier 2    Greater than--- but less than or equal to    %    %

NOTE: The matching percentage for Tier 2 cannot exceed the matching percentage for the base rate. No Matching Contributions may be made on Elective Deferrals that exceed six-percent of Compensation.

o
A discretionary contribution that matches each Contributing Participant's Elective Deferrals that do not exceed a permissible percentage of the Contributing Participant's Compensation for the Plan Year.

NOTE: The Elective Deferrals that are matched will be determined by the Employer for the year, but in no event can a Matching Contribution be made on Elective Deferrals that exceed six-percent of the Employee's Compensation. The total discretionary QACA ACP Test Safe Harbor Matching Contribution made to any Eligible Employee cannot exceed four-percent of the Employee's Compensation for the Plan Year. Matching Contributions made under the Plan that exceed these limitations will subject the Plan to ACP testing.

Option 2: o	Not applicable. The Employer will not make a QACA ACP Test Safe Harbor Matching Contribution unless necessary to do so in order to timely allocate Forfeitures.
NOTE: If no option is selected, Option 2 will apply. If Option 1 is selected and no contribution amount is selected, the Employer may make a discretionary contribution that matches each Contributing Participant's Elective Deferrals that do not exceed a permissible percentage of the Contributing Participant's Compensation for the Plan Year. If the Employer wishes to make Matching Contributions in addition to QACA ACP Test Safe Harbor Matching Contributions, the Matching Contributions section of the Adoption Agreement must be completed. Such contributions will be subject to ACP testing.

h.	Recipient Plan
The QACA Safe Harbor Contributions will be made to (select one):

Option 1: o	This Plan.

Option 2: o	Other plan. (Specify plan of the Employer.)
NOTE: If no option is selected, Option 1 will apply.

12.	Automatic Increase for Employees who are Not Automatically Enrolled or for Plans Without Automatic Enrollment

a.	Authorization to Increase Elective Deferrals Automatically
Will Elective Deferrals be increased automatically each year for Employees who are not automatically enrolled under items 10 or 11 above?
Option 1: o Yes, for Contributing Participants whose salary deferral agreements are below percent of Compensation. Increases will occur by percent per payroll once per year up to a maximum of percent.

Option 2: o Yes, for Contributing Participants whose salary deferral agreements are below	Increases will occur by: percent of Compensation.

Option 3: [X] No.
NOTE: If no option is selected, Option 3 will apply.

b.	Timing of Increasing Elective Deferrals Automatically
If automatic increases are selected in item 12(a) above, such increases will occur on the following dates (select one):

Option 1: o	First day of each Plan Year.

Option 2: o	First day of each calendar year.

Option 3: o	Each anniversary of the Contributing Participant's initial deferral date.

Option 4: o	The Contributing Participant's annual review date.

Option 5: o	Other. (Specify the dates the automatic Elective Deferral increases will occur.)
NOTE: If no option is selected, Option 1 will apply.
NOTE: If Employees who are automatically enrolled are treated differently from Employees who are not automatically enrolled with regard to automatic increases, special testing may be required under Code section 401(a)(4).

Part B.	Matching Contributions
NOTE: Employers that intend to maintain a QACA safe harbor plan or a Safe Harbor CODA plan, as defined in Plan Sections 3.01 or 3.03 that is not subject to ACP testing, must skip this Part Band complete either Part A, item 11 or Part C. Matching Contributions made under this Part B will be subject to ACP testing.

1.	Authorization of Matching Contributions
Will the Employer make Matching Contributions to the Plan on behalf of a Qualifying Contributing Participant (select one)?

Option 1:	o Yes, with respect to the following types of contributions (select all that apply):
o Pre-Tax Elective Deferrals.
o Roth Elective Deferrals.
o Nondeductible Employee Contributions.

Option 2:	[X] No.
NOTE: If no option is selected, Option 2 will apply. Complete the remainder of this Part B only if Option I is selected.

2.	Matching Contributions and Catch-up Contributions
Will Matching Contributions be made in accordance with the Matching Contribution formula specified in items 3 and 4 below, with regard to Catch-up Contributions (select one)?

Option 1: o	Yes.

Option 2: o	No.
NOTE: If no option is selected, Option 1 will apply.

3.	Matching Contribution Formula
If the Employer selected to make Matching Contributions in item 1 above, then the amount of such Matching Contributions made on behalf of a Qualifying Contributing Participant each Plan Year will be equal to (select one):

Option 1: o	Discretionary Match.
That percentage of each Qualifying Contributing Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which the Employer, in its sole discretion, determines. The amount, the allocation formula, and the percentage or dollar amount limit applicable to such match, if any, is at the complete and sole discretion of the Employer and may vary. Any Matching Contribution will be allocated in a nondiscriminatory manner based upon each Contributing Participant's Elective Deferrals (and/or Nondeductible Employee Contributions, if applicable).

Option 2: o	Percentage of Contribution Match.
That percentage of each Qualifying Contributing Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) determined by the Contributing Participant's rate of Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) as specified in the matching schedule below.
Elective Deferral Percentage
Less than or equal to_    %

Option 3: o	Two-Tiered Percentage of Contribution Match.
Matching Percentage
----%
That percentage of each Qualifying Contributing Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) determined by the Contributing Participant's rate of Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) as specified in the matching schedule below.

	Elective Deferral Percentage	Matching Percentage
Base Rate	Less than or equal to _%	%
Tier 2	Greater than--- but less than or equal to %	%

Option 4: o	Multi-Tiered Percentage of Contribution Match.
An amount equal to a percentage of each Qualifying Contributing Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) determined by the Contributing Participant's rate of Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) as specified in the matching schedule below.

	Elective Deferral Percentage	Matching Percentage
Base Rate	Less than or equal to %	%
Tier2	Greater than but less than or equal to %	%
Tier 3	Greater than but less than or equal to %	%
Tier4	Greater than % %	%%

Option 5: o	Service Match.
An amount equal to a percentage of each Qualifying Contributing Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) determined by the number of such Contributing Participant's Years of

o	Eligibility

o	Vesting Service (Periods of Service, if applicable) with the Employer as specified in the matching schedule below.

	Elective Deferral Percentage	Matching Percentage3
Base Rate	Less than or equal to years (periods)%
Tier2	Greater than_, but less than or equal to years (periods)%
Tier 3	Greater than_, but less than or equal to years (periods)%
Tier4	Greater than years (periods)%

Option 6: o	Discretionary Match by Location or Business Classification.
Any Matching Contribution will be allocated in a nondiscriminatory manner based upon each Qualifying Contributing Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which the Employer, in its sole discretion, determines for each separate location, or business classification. The amount, the allocation formula, and the percentage or dollar amount limit applicable to such match, if any, is at the complete discretion of the Employer and may vary for each location or business classification on a separate and individual basis.

Option 7: o
Other formula. (Specify an amount equal to a percentage of the Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) of each Qualifying Contributing Participant entitled thereto.)

NOTE: If no option is selected, Option 1 will apply. If Matching Contribution percentages in Option 1 or Options 3 through 7 above increase as the percent of a Contributing Participants Elective Deferral percentage increases (e.g., the Matching Contribution percentage in Tier 3 Is greater than the Matching Contribution percentage in Tier 2), special nondiscrimination testing under Code section 401(a)(4) may be necessary. If Option 7 is selected, the formula specified can only allow Matching Contributions to be made with respect to a Contributing Participants Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable). Matching Contributions in excess of 100 percent of a Contributing Participant's Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) will be subject to the additional ACP testing limits under Plan Section 3.02 and Treasury Regulation section 1.401(m)-2(a)(5).

4.	Supplemental Match

Will the Employer be permitted to make supplemental Matching Contributions, in an amount to be determined at the Employer's discretion, in addition to the Matching Contributions described in Part B, items 2 and 3 above (select one)?

Option 1: o	Yes.
If Option 1 is selected the supplemental Matching Contributions will be allocated to each Contributing Participant in accordance with the following Matching Contribution formula (select one):

Suboption (a):
o Discretionary Match. That percentage of each Contributing Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which the Employer, in its sole discretion, determines.

Suboption (b):	o Other. (Specify a supplemental Matching Contribution formula.)

Option 2: o No.
NOTE: If no suboption is selected, Suboption (a) will apply. Matching Contributions In excess of 100 percent of a Contributing Participant's Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) will be subject to the additional ACP testing limits under Plan Section 3.02 and Treasury Regulation section 1.401(m)-2(a)(5).
NOTE: If no option is selected, Option 2 will apply.

5.	Matching Contribution Limit
Notwithstanding the Matching Contribution formula(s) specified above, no Matching Contributions in excess of $.,.....,----or percent of a Contributing Participant's Compensation will be made with respect to any Contributing
Participant for any Plan Year. (Complete the applicable blank(s), if any.)

6.	Additional Conditions for Receiving Matching Contributions
A Contributing Participant will be a Qualifying Contributing Participant, and thus entitled to share in Matching Contributions for any Plan Year, only if the Participant has satisfied all of the eligibility requirements described in Section Two of this Adoption Agreement on at least one day of such Plan Year and satisfies the following additional condition(s) (select one):

Option 1: o	The following additional condition(s) apply (select all that apply):

o	Service Requirement. The Contributing Participant completes at least (complete one):
(not more than 1,000) Hours of Service during the Plan Year, if the Hours of Service method of determining service applies; or (not more than 12) months of service if the Elapsed Time method of determining service applies.
However, the condition will be waived for the following reason(s) (select all that apply):
o The Contributing Participant's death.
o The Contributing Participant's Termination of Employment after having incurred a Disability.
o The Contributing Participant's Termination of Employment after having reached Normal Retirement Age.
o The Contributing Participant's Termination of Employment after having reached Early Retirement Age.
o The Contributing Participant is employed on the last day of the Plan Year.
o Last Day Requirement. The Participant is an Employee of the Employer on the last day of the Plan Year. However, this condition will be waived for the following reason(s) (select all that apply):
o The Contributing Participant's death.
o The Contributing Participant's Termination of Employment after having incurred a Disability.
o The Contributing Participant's Termination of Employment after having reached Normal Retirement Age.
o The Contributing Participant's Termination of Employment after having reached Early Retirement Age.
o The Contributing Participant's Termination of Employment after having completed at least (complete one):
Hours of Service during the Plan Year, if the Hours of Service method of determining service applies; or    months of service if the Elapsed Time method of determining service applies.

Option 2: o	No additional conditions will apply.
NOTE: If no option is selected, Option 2 will apply. If the option for a service requirement is selected and no hours or months of service are specified, zero hours or months of service will apply.
Part C.    Safe Harbor CODA Contributions

1.	Application of Safe Harbor CODA

a.	Safe Harbor Provisions
Will the Safe Harbor CODA provisions of Plan Section 3.03 apply (select one)?
Option 1: [X] Yes.
Option 2: o No.
NOTE: If no option is selected, Option 2 will apply. Complete the remainder of this Part Conly if Option 1 is selected. If Option 1 is selected, the Safe Harbor CODA provisions of the Plan will apply for the Plan Year and the provisions relating to the ADP or ACP test generally will not apply. Contribution provisions that are selected in addition to the options listed in this Part C may subject the Plan to ADP, ACP, and top-heavy testing. If Option 1 is selected, the Plan generally must satisfy the Safe Harbor CODA requirements of Code sections 401(k)(12) and 401(m)(11), including the notice requirement for the entire Plan Year. If a Safe Harbor CODA is eliminated during a Plan Year under Treasury Regulation section 1.401(k)-3(g), the Plan will be subject to provisions relating to the ADP and ACP tests, including restrictions on the selection of testing methods (e.g., current vs. prior-year).

b.	Participants Entitled to Receive Safe Harbor CODA Contributions
Safe Harbor CODA contributions will be made on behalf of (select one):
Option 1: o Each Eligible Employee who is a non-Highly Compensated Employee.
Option 2: [X] All Eligible Employees.
NOTE: If no option is selected, Option 2 will apply.

2.	ADP Test Safe Harbor Contributions
For the Plan Year, the Employer will make the following ADP Test Safe Harbor Contributions to the Individual Account of each Eligible Employee, as described in item 1(b) above, in the amount of (select one):

Option 1: o	Basic Matching Contributions.
That percentage of each Contributing Participant's Elective Deferrals determined by the rate of each Contributing Participant's Elective Deferrals as specified in the matching schedule below.

	Elective Deferral Percentage	Matching Percentage
Base Rate	Less than or equal to 3%	100%
Tier 2	Greater than 3, but less than or equal to 5%	50%

Option 2: [X]	Enhanced Matching Contributions.
That percentage of each Contributing Participant's Elective Deferrals determined by the rate of each Contributing Participant's Elective Deferrals as specified in the matching schedule below.

	Elective Deferral Percentage	Matching Percentage
Base Rate	Less than or equal to 4.5% (not less than three)	100
Tier 2	Greater than _%, but less than or equal to _% (not less than 100) (if greater than six, ACP testing will apply)
NOTE: If the Plan is intended to also satisfy the ACP Test Safe Harbor CODA rules regarding Matching Contributions, no Matching Contributions may be made on Elective Deferrals exceeding six-percent of Compensation.

Option 3: o	Other Enhanced Matching Contribution.
Equal to the following percentage. (Specify an Enhanced Matching Contribution formula that is at least as favorable as the Basic Matching Contribution formula.)

Option 4: o	Safe Harbor Nonelective Contributions.
(not less than three) percent of the Employee's Compensation for the Plan Year.

NOTE: If no option is selected, Option 1 will apply. Options 2 or 3, if selected, must be completed so that, at any rate of Elective Deferrals, the Matching Contribution is at least equal to the Matching Contribution that would be received if the Employer were making contributions under Option 1, but the rate of match cannot increase as Elective Deferrals increase.

3.	ACP Test Safe Harbor Matching Contributions
NOTE: No additional contributions are required in order to satisfy the Safe Harbor CODA requirements. The Employer may, however, make Matching Contributions other than Basic or Enhanced Matching Contributions. To ensure that the Plan continues to satisfy the Safe Harbor CODA requirements, only the following additional Matching Contributions may be made (see the "NOTE" below for specific contribution limitations).
For the Plan Year will the Employer make ACP Test Safe Harbor Matching Contributions to the Individual Account of each Eligible Employee, as described in item l(b) above (select one)?

Option 1: o	Yes. The Employer will make ACP Test Safe Harbor Matching Contributions in the amount of (select all that apply):

o	Percentage of Contribution Match.
That percentage of each Contributing Participant's Elective Deferrals determined by the rate of each Contributing Participant's Elective Deferrals as specified in the matching schedule below.

Elective Deferral Percentage	Matching Percentage
Less than or equal to _% (not more than six)%

o	Two-Tiered Percentage of Contribution Match.
That percentage of each Contributing Participant's Elective Deferrals determined by the rate of each Contributing Participant's Elective Deferrals as specified in the matching schedule below.

	Elective Deferral Percentage	Matching Percentage
Base Rate	Less than or equal to _%	%
Tier 2	Greater than--- but less than or equal to %	%

NOTE: The matching percentage for Tier 2 cannot exceed the matching percentage for the base rate. No Matching Contributions will be made on Elective Deferrals that exceed six-percent of Compensation.

o
A discretionary contribution that matches each Contributing Participant's Elective Deferrals that do not exceed a permissible percentage of the Contributing Participant's Compensation for the Plan Year.

NOTE: The Elective Deferrals that are matched will be determined by the Employer for the year, but in no event can a Matching Contribution be made on Elective Deferrals that exceed six-percent of the Employee's Compensation. In addition, the total discretionary ACP Test Safe Harbor Matching Contribution made to any Employee cannot exceed four-percent of the Employee's Compensation for the Plan Year. For example, the Employer could not choose a discretionary formula that provided a 25 cent Matching Contribution for every dollar deferred if the match were given on Elective Deferrals up to eight-percent of Compensation (this exceeds the six percent limitation on Elective Deferrals that can be matched). Neither could the Employer provide a discretionary dollar-for-dollar Matching Contribution on Elective Deferrals up to six-percent of Compensation (this exceeds the four-percent absolute limitation on a discretionary ACP Test Safe Harbor Matching Contribution).

Option 2: [X]	Not applicable. The Employer will not make an ACP Test Safe Harbor Matching Contribution unless necessary to do so in order to timely allocate Forfeitures.
NOTE: If no option is selected, Option 2 will apply. If Option 1 is selected and no contribution amount is selected, the Employer may make a discretionary contribution that matches each Contributing Participants Elective Deferrals that do not exceed a permissible percentage of the Contributing Participants Compensation for the Plan Year. If the Employer wishes to make Matching Contributions in addition to ACP Test Safe Harbor Matching Contributions, Section Three, Part B, must be completed. Such contributions will be subject to ACP testing.

4.	Recipient Plan
The Safe Harbor Contributions will be made to (select one):

Option 1: [X]	This Plan.

Option 2: o	Other plan. (Specify plan of the Employer.)
NOTE: If no option is selected, Option 1 will apply.
Part D.    Employer Profit Sharing Contributions

1.	Authorization of Employer Profit Sharing Contributions
Will the Employer make Employer Profit Sharing Contributions to the Plan on behalf of Qualifying Participants (select one)?

Option 1: [X]	Yes.

Option 2: o	No.
NOTE: If no option is selected, Option 1 will apply. Complete Part D, items 2 through 5 only if Option 1 is selected. Complete Part D, item 6 if the Plan intends to make Employer Prevailing Wage Contributions.

2.	Contribution Formula (select one)

Option 1: [X]	Discretionary Formula. For each Plan Year the Employer may contribute an amount to be determined from year to year.

Option 2: o	Fixed Formula. _percent of the Compensation of all Qualifying Participants under the Plan for the Plan Year.

Option 3: o	Fixed Percent of Profits Formula percent of the Employer's profits that are in excess of $ _

Option 4: o
Discretionary Formula by Location or Business Classification. For each Plan Year the Employer may contribute an amount to be determined from year to year and that amount may vary for each location or business classification on a separate and individual basis.

NOTE: If no option is selected, Option 1 will apply.

3.	Allocation Formula
Employer Profit Sharing Contributions will be allocated to the Individual Accounts of Qualifying Participants as follows (select one):

Option 1: o	Pro Rata Formula. In the ratio that each Qualifying Participant's Compensation for the Plan Year bears to the total Compensation of all Qualifying Participants for the Plan Year.

Option 2: [X]	Flat Dollar Formula. In the same dollar amount for each Qualifying Participant.

Option 3: o	Integrated Formula. Pursuant to the following integrated allocation formula described in Plan Section 3.04(B)(2) (select one):

Suboption (a): o	Excess Integrated Formula.

Suboption (b): o	Base Integrated Formula.
NOTE: If no suboption is selected, Suboption (a) will apply.
The integration level will be (select one):

Suboption (a): o	The Taxable Wage Base.

Suboption (b): o	$ (a dollar amount less than the Taxable Wage Base).

Suboption (c): o	percent (not more than 100) of the Taxable Wage Base. NOTE: If no suboption is selected, Suboption (a) will apply.

Option 4: o	Uniform Points Formula. In the ratio that each Qualifying Participant's points for the Plan Year bears to the total points of all Qualifying Participants for the Plan Year.
Each Qualifying Participant's points for the Plan Year will be computed by adding the points determined under (a), (b) and (c) below (specify a number for each item):

(a)	points for each year of the Participant's age.

(b)	points for each of the Participant's years of service (Periods of Service, if applicable).

(i)	o Service means eligibility service

(ii)	o Service means vesting service
NOTE: If neither item (i) nor item (ii) is selected, item (ii) will apply.

(c)	points for each $100 of the Participant's Compensation for the Plan Year.

Option 5: o	Age-Weighted Formula. In the manner described below:

Step 1:	Determine each Qualifying Participant's number of points based upon the following formula:
Points = .01 x Compensation x allocation factor derived from the allocation factor tables set forth in Section Ten of the Adoption Agreement.
The pre-retirement and post-retirement interest rate used to calculate the annual Employer Profit Sharing Contribution will be (select one):

Suboption (a): o	7.5%

Suboption (b): o	8.0%

Suboption (c): o	8.5%
NOTE: If no suboption is selected, Suboption (c) will apply.
Step 2: Determine each Qualifying Participant's allocation through calculation of the following formula: Allocation = Points of Qualifying Participant Total Points of all Qualifying Participants x Employer Profit Sharing Contribution

Step 3:
Make any reallocations as necessary to satisfy either the safe harbor formula for plans with a uniform points allocation or the general test described in Code section 40l(a)(4) and the corresponding Treasury Regulations concerning nondiscrimination in the amount of Employer Profit Sharing Contributions. Identify whether the safe harbor or general test will be satisfied (select one):

Suboption (a): o	Safe harbor reallocations may be made as necessary as described in Plan Section 3.04(B)(8)(b).

Suboption (b): o	General test reallocations may be made as necessary as described in Plan Section 3.04(B)(8)(c).
NOTE: If no suboption is selected, Suboption (a) will apply.

Option 6: o	New Comparability Formula. As described in Plan Section 3.04(B)(9) (select one):

Suboption (a): o	Individual Allocation Groups. Each Qualifying Participant will constitute a separate allocation group.

Suboption (b): o	Pre-Determined Allocation Groups. (Complete the following.)

1.
Qualifying Participants will be divided into the following groups (one or more) with the same allocation ratio. (Specify the groups by category of Qualifying Participant, including both Highly Compensated Employees and non-Highly Compensated Employees.)

Allocation Group 1:
Allocation Group 2:
Allocation Group 3:
Allocation Group 4:
Allocation Group 5:
Allocation Group 6:
NOTE: If Suboption (b) is selected and no allocation groups are specified, each Qualifying Participant will constitute a separate allocation group. If more than six allocation groups are needed, complete a New Comparability Allocation Group(s) Attachment. The groups must be clearly defined in a manner that will not violate the definite predetermined allocation formula requirement of Treasury Regulation section 1.401-1(b)(l)(ii). The grouping of non-Highly Compensated Employees must be done in a reasonable manner and should reflect a reasonable classification in accordance with Treasury Regulation section 1.410(b)-4(b).

2.	Employer Profit Sharing Contributions will be allocated to the Individual Accounts of Qualifying Participants in each Allocation Group as follows (select one):

Option 1: o
Pro Rata Formula. In the ratio that each Qualifying Participant's Compensation for the Plan Year bears to the total Compensation of all Qualifying Participants in the applicable allocation group for the Plan Year.

Option 2: o	Flat Dollar Formula. In the same dollar amount for each Qualifying Participant in the applicable allocation group.
NOTE: If no option is selected, Option 1 will apply. The amounts allocated will satisfy the minimum gateway requirements set forth in Plan Section 3.04(B)(10)(c) and will not exceed the limits imposed by Code section 415.

Suboption (c): o	Age and/or service weighted formula (select one):

Option 1: o	Contributions will be allocated based on the following Years of Vesting Service:

Years of Vesting Service (identify categories)	Allocation Rate
%
%
%
%
%
%

Option 2: o	Contributions will be based on the following age of the Participant:

Age (Identify categories)	Allocation Rate
%
%
%
%
%
%

Option 3: o	Contributions will be based on the following sum of the age of the Participant and Years of Vesting Service:

Sum of Age and Years of Vesting Service (Identify categories)	Allocation Rate
%
%
%
%
%
%

NOTE: If Option 6 is selected and no suboption is selected, Suboption (a) will apply. If Option 6 is selected, the Employer must provide the Plan Administrator or Trustee, if applicable, written instructions describing the portion of the Employer Profit Sharing Contribution to be allocated to each allocation group. The instructions must be provided no later than the Employer's tax return due date, including extensions, of the year for which the allocation is made. If Option 6 is selected, complete items A and B below.

A.	Interest Rate Assumption and Mortality Table:
The following assumptions will be used to calculate the equivalent benefit accrual rate:

1.	Interest Rate. The pre-retirement and post-retirement interest rate assumption will be (select one):
Option 1: o 7.5%.
Option 2: o 8.0%.
Option 3: o 8.5%.
NOTE: If no option is selected, Option 3 will apply.

2.	Mortality Table. The mortality table will be (select one):
Option 1: o UP-1984 Mortality Table.
Option 2: o 1983 Group Annuity Mortality Table (1983 GAM).
Option 3: o 1983 Individual Annuity Mortality Table (1983 IAM).
Option 4: o 1971 Group Annuity Mortality Table (1971 GAM). Option 5: o 1971 Individual Annuity Mortality Table (1971 IAM).
NOTE: If no option is selected, Option 1 will apply.

B.	Minimum Allocation Requirements
For purposes of satisfying the minimum allocation requirements the Plan will use the following method (select one):

Option 1: o	The Plan will provide benefits that satisfy the broadly available requirements described in Plan Section 3.04(B)(10)(a).

Option 2: o
Suboption (c) of this Option 6 has been selected and the formula, as completed, will provide benefits that satisfy the gradually increasing age and/or service requirements as described in Plan Section 3.04(B)(10)(b).

Option 3: o	The Plan will satisfy the minimum allocation gateway method identified below (select one):

Suboption (a): o
Provide each non-Highly Compensated Employee with a minimum allocation of at least 5 percent of the non-Highly Compensated Employee's Compensation (if the definition of Compensation is not within the meaning of Code section 415(c)(3), a definition which satisfies Code section 415(c)(3) will apply).

Suboption (b): o
Provide each non-Highly Compensated Employee with a minimum allocation so that each non-Highly Compensated Employee has an allocation rate of at least one-third of the allocation rate of the Highly Compensated Employee with the highest allocation rate.

Suboption (c): o	Provide each non-Highly Compensated Employee with a minimum allocation equal to the lesser of the amount described in Suboption (a) or Suboption (b) above.

Suboption (d): o
Reallocate contributions allocated to Highly Compensated Employees to non-Highly Compensated Employees so that the allocation to each non-Highly Compensated Employee equals at least one-third of the allocation rate of the highest compensated Highly Compensated Employee with the highest allocation rate in the manner described in Plan Section 3.04(B)(10)(c)(i).

Suboption (e): o
Reallocate contributions allocated to Highly Compensated Employees to non-Highly Compensated Employees so that the allocation to each non-Highly Compensated Employee equals at least 5 percent of the non-Highly Compensated Employee's Compensation (if the definition of Compensation is not within the meaning of Code section 415(c)(3), a definition which satisfies Code section 415(c)(3) will apply) in the manner described in Plan Section 3.04(B)(10)(c)(ii).

Suboption (f): o
Reallocate preliminary contributions or hypothetical contributions paid to Highly Compensated Employees to non-Highly Compensated Employees so that the allocation to each non-Highly Compensated Employee equals the lesser of the amount described in Suboption (f) or Suboption (f) above.

NOTE: If no option is selected, Option 3, Suboption (1) will apply. If Option 3 is selected and no suboption is selected, Suboption (1) will apply, if necessary.
NOTE: If no option is selected, Option 1 will apply. If Option 5 or Option 6 is chosen the Employer Profit Sharing Contribution allocation must pass nondiscrimination testing under Code section 401(a)(4). In the case of Self-Employed Individuals, the requirements of Treasury Regulation section 1.401(k)-1(a)(6) continue to apply, and a new comparability or age-weighted allocation method should not be such that a cash or deferred election is created for a Self-Employed Individual as a result of the allocation method.

4.	Supplemental Employer Profit Sharing Contribution
Will the Employer be permitted to make supplemental Employer Profit Sharing Contributions, in an amount to be determined from year to year at the Employer's discretion, in addition to the Employer Profit Sharing Contributions described in item 2 above (select one)?

Option 1: o	Yes.

If Option 1 is selected the supplemental Employer Profit Sharing Contributions will be allocated to each Qualifying Participant in accordance with the following Employer Profit Sharing Contribution formula (select one):
Suboption (a): o Discretionary Employer Profit Sharing Contribution. In the ratio that each Qualifying Participant's Compensation for the Plan Year bears to the total Compensation of all Qualifying Participants for the Plan Year.
Suboption (b): o Other (specify):
NOTE: If Option 1 is selected under item 4 and no suboption is selected, Suboption (a) will apply.
Option 2: o No.
NOTE: If no option is selected, Option 2 will apply.

5.	Additional Conditions for Receiving Employer Profit Sharing Contributions
A Participant will be a Qualifying Participant, and thus entitled to share in the Employer Profit Sharing Contribution for any Plan Year, only if the Participant has satisfied all of the eligibility requirements described in Section Two of this Adoption Agreement on at least one day of such Plan Year and satisfies the following additional condition(s) (select one):

Option 1:	[X] The following additional condition(s) apply (select all that apply):

[X]	Service Requirement. The Participant completes at least (complete one):
1000    (not more than 1,000) Hours of Service during the Plan Year, if the Hours of Service method of determining service applies; or (not more than 12) months of service if the Elapsed Time method of determining service applies.
However, the condition will be waived for the following reason(s) (select all that apply):

[X]	The Participant's death.

[X]	The Participant's Termination of Employment after having incurred a Disability.

[X]	The Participant's Termination of Employment after having reached Normal Retirement Age.

[X]	The Participant's Termination of Employment after having reached Early Retirement Age.

o	The Participant is employed on the last day of the Plan Year.

[X]	Last Day Requirement. The Participant is an Employee of the Employer on the last day of the Plan Year. However, this condition will be waived for the following reason(s) (select all that apply):

[X]	The Participant's death.

[X]	The Participant's Termination of Employment after having incurred a Disability.

[X]	The Participant's Termination of Employment after having reached Normal Retirement Age.

[X]	The Participant's Termination of Employment after having reached Early Retirement Age.

o	The Participant's Termination of Employment after having completed at least (complete one):
Hours of Service during the Plan Year, if the Hours of Service method of determining service applies; or months of service if the Elapsed Time method of determining service applies.
Option 2: o No additional conditions will apply.
NOTE: If no option is selected, Option 2 will apply. If the option for a service requirement is selected and no hours or months of service are specified, zero hours or months of service will apply.

6.	Contributions to Non-Highly Compensated Disabled Participants
Will a non-Highly Compensated Employee Participant who has incurred a Disability be entitled to an Employer Profit Sharing Contribution pursuant to Plan Section 3.04(B)(1) (select one)?

Option 1: o	Yes.

Option 2: [X]	No.
NOTE: If no option is selected, Option 2 will apply.

7.	Employer Prevailing Wage Contributions

a.	Authorization of Employer Prevailing Wage Contributions
Will the Employer make Employer Prevailing Wage Contributions to the Plan on behalf of Participants with employment covered under a government contract (select one)?

Option 1: o	Yes.

Option 2: [X]	No.
NOTE: If no option is selected, Option 2 will apply. Complete the remainder of this item 6 only if Option 1 is selected.

b.	Contribution Offset
Will the Employer Prevailing Wage Contributions offset any other Employer Profit Sharing Contribution to which the Participant may be entitled to under the Plan (select one)?
Option 1: o Yes.
Option 2: o No.
NOTE: If no option is selected, Option 1 will apply.

c.	Employer Prevailing Wage Contributions to Participants who are Highly Compensated Employees
Will Participants who are Highly Compensated Employees be entitled to Employer Prevailing Wage Contributions under the Plan (select one)?

Option 1: o	Yes.
Option 2: o No.
NOTE: If no option is selected, Option 1 will apply.

d.	Employer Prevailing Wage Contributions Designation
For purposes other than eligibility, vesting and allocation (e.g., testing and distribution eligibility), how will Employer Prevailing Wage Contributions be designated under the Plan (select one)?

Option 1: o	Qualified Nonelective Contributions.

Option 2: o	Employer Profit Sharing Contributions.
NOTE: If no option is selected, Option 1 will apply.
Part E. Qualified Nonelective Contributions

1.	Qualified Nonelective Contribution Formula
For each Plan Year, can the Employer contribute an amount to be determined from year to year as a Qualified Nonelective Contribution (select one)?
Option 1: o Yes.
Option 2: [X] No.
NOTE: If no option is selected, Option 2 will apply. Regardless of the selection made, the Employer may make a Qualified Nonelective Contribution to correct ADP or ACP testing failures if they otherwise meet the requirements to correct the failure using a Qualified Nonelective Contribution.

2.	Allocation of Qualified Nonelective Contributions
Allocation of Qualified Nonelective Contributions (other than those, if any, allocated pursuant to Plan Section 3.05 to satisfy nondiscrimination tests) will be made (select one):

Option 1: o	Pro Rata. In the ratio that each Qualifying Participant's Compensation for the applicable Plan Year bears to the total Compensation of all Qualifying Participants for such Plan Year.

Option 2: o
Limited Pro Rata. In the ratio that each Qualifying Participant's Compensation not in excess of $    for the applicable Plan Year bears to the limited total Compensation of all Qualifying Participants entitled to an allocation for such Plan Year.

NOTE: If no option is selected, Option 1 will apply.

3.	Participants Entitled to Qualified Nonelective Contributions

a.	Participants Eligible for Qualified Nonelective Contributions
Qualified Nonelective Contributions (other than those, if any, allocated pursuant to Plan Section 3.05 to satisfy nondiscrimination tests) will be allocated to (select one):

Option 1: o	Non-Highly Compensated Employee Participants.

Option 2: o	All Participants.
NOTE: If no option is selected, Option 1 will apply.

b.	Additional Conditions for Receiving Qualified Nonelective Contributions
A Participant will be a Qualifying Participant, and thus eligible to share in the Qualified Nonelective Contribution for any Plan Year (other than those, if any, allocated pursuant to Plan Section 3.05 to satisfy nondiscrimination tests), only if the Participant has satisfied all of the eligibility requirements of Section Two of this Adoption Agreement on at least one day of such Plan Year and satisfies the following additional condition(s) (select one):

Option 1: o	The following additional condition(s) apply (select all that apply):

o	Service Requirement. The Participant completes at least (complete one):
(not more than 1,000) Hours of Service during the Plan Year, if the Hours of Service method of determining service applies; or (not more than 12) months of service, if the Elapsed Time method of determining service applies.

However, the condition will be waived for the following reason(s) (select all that apply):

o	The Participant's death.

o	The Participant's Termination of Employment after having incurred a Disability.

o	The Participant's Termination of Employment after having reached Normal Retirement Age.

o	The Participant's Termination of Employment after having reached Early Retirement Age.

o	The Participant is employed on the last day of the Plan Year.

o	Last Day Requirement. The Participant is an Employee of the Employer on the last day of the Plan Year.
However, this condition will be waived for the following reason(s) (select all that apply):
o The Participant's death.

o	The Participant's Termination of Employment after having incurred a Disability.

o	The Participant's Termination of Employment after having reached Normal Retirement Age.

o	The Participant's Termination of Employment after having reached Early Retirement Age.

o	The Participant's Termination of Employment after having completed at least (complete one):
Hours of Service during the Plan Year, if the Hours of Service method of determining service applies; or    months of service, if the Elapsed Time method of determining service applies.

Option 2: o	No additional conditions will apply.
NOTE: If no option is selected, Option 2 will apply. If the option for a service requirement is selected and no hours or months of service are specified, zero hours or months of service will apply.
Part F. Qualified Matching Contributions

1.	Qualified Matching Contribution Formula

a.	For each Plan Year, can the Employer contribute an amount to be determined as a Qualified Matching Contribution (select one)?

Option 1: [X]	Yes.

Option 2: o	No.
NOTE: If no option is selected, Option 2 will apply.

b.	Qualified Matching Contributions
Qualified Matching Contributions, if made to the Plan, will be made with respect to (select all that apply):
[X] Pre-Tax Elective Deferrals.

[X] Roth Elective Deferrals.

o	Nondeductible Employee Contributions.
NOTE: If no option is selected, Qualified Matching Contributions will be made with respect to Pre-Tax Elective Deferrals and Roth Elective Deferrals.

c.	Qualified Matching Contribution Formula
If the Employer will make Qualified Matching Contributions, then the amount of such Qualified Matching Contributions made on behalf of a Qualifying Contributing Participant each Plan Year will be equal to (select one):

Option 1: o	Percentage of Contribution Match.
That percentage of each Contributing Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) determined by the Contributing Participant's rate of Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) as specified in the matching schedule below.

Matching Percentage	%
Elective Deferral Percentage Less than or equal to	%

Option 2: o	Two-Tiered Percentage of Contribution Match.

That percentage of each Contributing Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) determined by the Contributing Participant's rate of Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) as specified in the matching schedule below.

	Elective Deferral Percentage	Matching Percentage
Base Rate	Less than or equal to _%	%
Tier 2	Greater than _% but less than or equal to _%	%

Option 3: [X]
Such amount, if any, as determined by the Employer in its sole discretion, equal to that percentage of the Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) of each Contributing Participant entitled thereto that would be sufficient to cause the Plan to satisfy either the Actual Deferral Percentage test (described in Plan Section 3.13) or the Actual Contribution Percentage test (described in Plan Section 3.14) for the Plan Year, or both.

Option 4: o	Other formula. (Specify an amount equal to a percentage of the Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) of each Contributing Participant entitled thereto.)
NOTE: If no option is selected, Option 3 will apply. Matching Contributions in excess of 100 percent of a Contributing Participant's Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) will be subject to the additional ACP testing limits under Plan Section 3.06 and Treasury Regulation section 1.401(m)-2(a) (5).

2.	Qualified Matching Contribution Limit
Notwithstanding the Qualified Matching Contribution formula(s) specified above, no Qualified Matching Contributions in excess of $    or for any Plan Year. (Complete the applicable blank(s), if any.) or _ percent of a Contributing Participant's Compensation will be made with respect to any Contributing Participant

3.	Participants Entitled to Qualified Matching Contributions

a.	Contributing Participants Eligible for Qualified Matching Contributions
Qualified Matching Contributions, if made to the Plan, will be made on behalf of (select one):

Option 1: [X]	Each Contributing Participant who makes Elective Deferrals (and Nondeductible Employee Contributions, if applicable) and who is a non-Highly Compensated Employee.

Option 2: o	All Contributing Participants who make Elective Deferrals (and Nondeductible Employee Contributions, if applicable).
NOTE: If no option is selected, Option 1 will apply.

b.	Additional Conditions for Receiving Qualified Matching Contributions
A Contributing Participant will be a Qualifying Contributing Participant for purposes of Qualified Matching Contributions, and thus entitled to share in Qualified Matching Contributions for any Plan Year, only if the Participant has satisfied all of the requirements of Section Two on at least one day of such Plan Year and satisfies the following additional condition(s) (select one):

Option 1: o	The following additional condition(s) apply (select all that apply):

o	Service Requirement. The Participant completes at least (complete one):
(not more than 1,000) Hours of Service during the Plan Year, if the Hours of Service method of determining service applies; or    (not more than 12) months of service, if the Elapsed Time method of determining service applies.
However, this condition will be waived for the following reason(s) (select all that apply):

o	The Participant's death.

o	The Participant's Termination of Employment after having incurred a Disability.

o	The Participant's Termination of Employment after having reached Normal Retirement Age.

o	The Participant's Termination of Employment after having reached Early Retirement Age.

o	The Participant is employed on the last day of the Plan Year.

o	Last Day Requirement. The Participant is an Employee of the Employer on the last day of the Plan Year.
However, this condition will be waived for the following reason(s) (select all that apply):

o	The Participant's death.

o	The Participant's Termination of Employment after having incurred a Disability.

o	The Participant's Termination of Employment after having reached Normal Retirement Age.

o	The Participant's Termination of Employment after having reached Early Retirement Age.

o	The Participant's Termination of Employment after having completed at least (complete one):
Hours of Service during the Plan Year, if the Hours of Service method of determining service applies; or    months of service, if the Elapsed Time method of determining service applies.

Option 2: [X]	No additional conditions will apply.
NOTE: If no option is selected, Option 2 will apply. If the option for a service requirement is selected and no hours or months of service are specified, zero hours or months of service will apply.

Part G. Other Contributions

1.	Rollover Contributions
May an Employee make rollover contributions to the Plan pursuant to Plan Section 3.07 (select one)?

Option 1: o	Yes.

Option 2: [X]	Yes, unless such Employee is part of any excluded class of Employees.
Option 3: o Yes, but only after becoming a Participant.
Option 4: o No.
NOTE: If no option is selected, Option 2 will apply.

a.	Direct Rollovers

i.	Sources of Eligible Rollover Distributions
The Plan will accept Direct Rollovers of pre-tax Eligible Rollover Distributions from (select "Yes" or "No" to each of the following items):

1.	A qualified plan described in Code section 401(a) or 403(a). [X] Yes oNo
NOTE: If a box is not selected for this item, "Yes" will apply. If "Yes" is selected in item 1, above, complete the following:

Direct Rollover of Roth Elective Deferrals or Nondeductible Employee Contributions - Will the Plan accept the following as Direct Rollovers (select "Yes" or "No" to each of the following items)?
Nondeductible Employee Contributions. Roth Elective Deferrals.    [X] Yes oNo
NOTE: "Yes" to Roth Elective Deferrals may be selected only if the Plan permits Roth Elective Deferrals under Part A of this Section. If a box is not selected for an item, "No" will apply for such item.

2.	An annuity contract described in Code section 403(b). [X] Yes oNo
NOTE: If a box is not selected/or this item, "Yes" will apply. If "Yes" is selected in item 2, above, complete the following:
Direct Rollover of Roth Elective Deferrals or Nondeductible Employee Contributions - Will the Plan accept the following as Direct Rollovers (select "Yes" or "No" to each of the following items)?
Nondeductible Employee Contributions.     oYes [X] No
Roth Elective Deferrals.    [X] Yes oNo
NOTE: "Yes" to Roth Elective Deferrals may be selected only if the Plan permits Roth Elective Deferrals under Part A of this Section. If a box is not selected for an item, "No" will apply for such item.

3.	An eligible plan under Code section 457(b) that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state. [X] Yes oNo
NOTE: If a box is not selected for this item, "Yes" will apply. If "Yes" is selected in item 3 above, complete the following:
Direct Rollover of Roth Elective Deferrals or Nondeductible Employee Contributions - Will the Plan accept the following as Direct Rollovers (select "Yes" or "No" to each of the following items)?
Nondeductible Employee Contributions.     oYes [X] No
Roth Elective Deferrals.    [X] Yes oNo

[NOTE: "Yes" to Roth Elective Deferrals may be selected only if the Plan permits Roth Elective Deferrals under Part A of this Section. If a box is not selected for an item, "No" will apply for such item.

b.	Indirect Rollovers

i.	Sources of Eligible Rollover Distributions
The Plan will accept Indirect Rollovers of pre-tax Eligible Rollover Distributions from (select "Yes" or "No" to each of the following items):

1.	A qualified plan described in Code section 401(a) or 403(a). [X] Yes oNo

2.	An annuity contract described in Code section 403(b). [X] Yes oNo

3.	An eligible plan under Code section 457(b) that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state. [X] Yes oNo
NOTE: If a box is not selected for an item, "Yes" will apply for such item.

ii.	Indirect Rollover of Earnings on Roth Elective Deferrals
Will the Plan accept Indirect Rollover contributions of earnings on Roth Elective Deferrals (select one)?

Option 1: o	Yes.

Option 2: [X]	No.
NOTE: Option 1 may be selected only if the Plan permits Roth Elective Deferrals under Part A of this Section. Indirect Rollover contributions may only consist of earnings attributable to Roth Elective Deferrals. If no option is selected, Option 2 will apply.

c.	Rollover Contributions from IRAs
Will the Plan accept rollover contributions of the pre-tax portion of a distribution from an individual retirement account or annuity described in Code section 408(a) or 408(b) that is eligible to be rolled over (select one)?

Option 1: [X]	Yes.

Option 2: o	No.
NOTE: If no option is selected, Option 1 will apply.

2.	Nondeductible Employee Contributions
May a Contributing Participant make Nondeductible Employee Contributions pursuant to Plan Section 3.10 (select one)?

Option 1: o	Yes, but Nondeductible Employee Contributions will not be mandatory.

Option 2: o	Yes and Nondeductible Employee Contributions will be mandatory.
Option 3: [X] No.
NOTE: If no option is selected, Option 3 will apply.
Nondeductible Employee Contributions may commence on (must be on or after the Effective Date)    _

3.	Top-Heavy Contributions

a.	Minimum Allocation or Benefit
For any Plan Year with respect to which this Plan is a Top-Heavy Plan, any minimum allocation required pursuant to Plan Section 3.04(E) will be made (select one):

Option 1: [X]	To this Plan (select one):

Suboption (a): [X]	The top-heavy minimum will offset Employer Profit Sharing Contributions, if any, made pursuant to Part D above.

Suboption (b): o	The top-heavy minimum will not offset Employer Profit Sharing Contributions, if any, made pursuant to Part D above.
NOTE: If no suboption is selected, Suboption (a) will apply.

Option 2: o	To the following plan maintained by the Employer:
(Describe below the extent, if any, lo which the lop-heavy minimum benefit requirement of Code section 416(c) and Plan Section 3.04(E) will be met in another plan. This should include the name of the other plan, the minimum benefit that will be provided under such other plan, and the Employees who will receive the minimum benefit under such other plan.)

Option 3: o	In accordance with the following method: (Provide language describing the method that will be used to satisfy Code section 416. Such method must preclude Employer discretion.)
NOTE: If no option is selected, Option 1 will apply.

b.	Participants Entitled to Receive Minimum Allocation
If any minimum allocation required pursuant to Plan Section 3.04(E) is not satisfied with other allowable contribution sources, the remaining minimum allocation required pursuant to Plan Section 3.04(E) will be allocated to the Individual Accounts of (select one):

Option 1: [X]	Participants who are not Key Employees.

Option 2: o	All Participants.
NOTE: If no option is selected, Option 1 will apply.

c.	Top-Heavy Ratio
For purposes of computing the top-heavy ratio as described in Plan Section 7.19(B), the Present Value of benefits under a defined benefit plan will be discounted only for mortality and interest based on the following (select one):

Option 1: [X]	Not applicable because the Employer has not maintained a defined benefit plan.

Option 2: o	The interest rate and mortality table specified for this purpose in the defined benefit plan.

Option 3: o	Interest rate of percent and the following mortality table (specify):
\

NOTE: If no option is selected, Option 1 will apply.
Part H. ADP Testing Method
The testing method used for purposes of the ADP test under this Plan will be (select one):

Option 1: o	Prior-Year Testing Method.
Initial Plan Year ADP
If this is not a successor Plan, then for the first Plan Year that this Plan permits any Participant to make Elective Deferrals, the ADP for Participants who are non-Highly Compensated Employees will be (select one):

Suboption (a): o	3 percent.

Suboption (b): o	Such first Plan Year's ADP.
NOTE: If no suboption is selected, Suboption (a) will apply.

Option 2: [X]	Current-Year Testing Method.
NOTE: If no option is selected, Option 1 will apply unless the Adopting Employer elects to apply the QACA provisions of Section Three, Part A or the Safe Harbor CODA provisions of Section Three, Part C above, in which case Option 2 will apply. If the Adopting Employer elects to apply the QACA provisions of Section Three, Part A or the Safe Harbor CODA provisions of Section Three, Part C above, Option 2 must be selected. If Option 2 is selected or the current-year testing method currently applies for an existing Plan, the current-year testing method must continue to be used unless 1) the Plan has been using the current-year testing method for the preceding five Plan Years, or, if fewer, the number of Plan Years the Plan has been in existence, or 2) the Plan otherwise meets one of the conditions specified in the Treasury Regulations (or additional guidance issued by the Internal Revenue Service (IRS)) for changing from the current-year testing method. The current-year testing method may be selected for the ADP test even if prior-year testing is selected for the ACP test. However, if different, testing methods for the ADP and ACP tests are selected, the Plan cannot use recharacterization to correct Excess Contributions, take Elective Deferrals into consideration to satisfy the ACP test, or use Qualified Matching Contributions to satisfy the ADP test.
Part I. ACP Testing Method
The testing method used for purposes of the ACP test under this Plan will be (select one):

Option 1: o	Prior-Year Testing Method.
Initial Plan Year ACP
If this is not a successor Plan, then for the first Plan Year that this Plan permits any Participant to make Nondeductible Employee Contributions, provides for Matching Contributions or both, the ACP for Participants who are non-Highly Compensated Employees will be (select one):

Suboption (a): o	3 percent.

Suboption (b): o	Such first Plan Year's ACP.
NOTE: If no suboption is selected, Suboption (a) will apply.

Option 2: [X]	Current-Year Testing Method.
NOTE: If no option is selected, Option 1 will apply unless the Adopting Employer elects to apply the QACA provisions of Section Three, Part A or the Safe Harbor CODA provisions of Section Three, Part C above, in which case Option 2 will apply. If the Adopting Employer elects to apply the QACA provisions of Section Three, Part A or the Safe Harbor CODA provisions of Section Three, Part C above, Option 2 must be selected. If Option 2 is selected or the current-year testing method currently applies for an existing Plan, the current-year testing method must continue to be used unless 1) the Plan has been using the current-year testing method for the preceding five Plan Years, or, if fewer, the number of Plan Years the Plan has been in existence, or 2) the Plan otherwise meets one of the conditions specified in the Treasury Regulations (or additional guidance issued by the Internal Revenue Service (IRS)) for changing from the current-year testing method. The current-year testing method may be selected for the ACP test even if prior-year testing is selected for the ADP test. However, if different testing methods for the ADP and ACP tests are selected, the Plan cannot use recharacterization to correct Excess Contributions, take Elective Deferrals into consideration to satisfy the ACP test, or use Qualified Matching Contributions to satisfy the ADP test.

Part J. Benefit Accrual in the Case of Death or Disability Resulting from Qualified Military Service
Will the benefit accrual provisions under Code section 414(u)(9) apply to individuals who are unable to be reemployed on account of death or Disability while performing qualified military service as defined in Code section 414(u) (select one)?

Option 1: [X]	Yes.

Option 2: o	No.
NOTE: If no option is selected, Option 2 will apply.

SECTION FOUR: VESTING AND FORFEITURES
Complete Parts A through K

Part A. Vesting Schedule for Matching Contributions
A Participant will become Vested in the portion of their Individual Account derived from Matching Contributions (including ACP Test Safe Harbor Matching Contributions and QACA ACP Test Safe Harbor Matching Contributions), if applicable, made pursuant to Section Three of the Adoption Agreement as follows.

YEARS OF VESTING SERVICE (PERIODS OF SERVICE, IF APPLICABLE)	VESTED PERCENTAGE
Matching	Option 1 £	Option 2 £	Option 3 £	Option 4 £ (Complete if chosen)	Option 5 o (Complete if chosen)
Less than One	100%	0%	0%	%	%
1	100%	0%	0%	%	%
2	100%	0%	20%	% (not less than 20%)%
3	100%	100%	40%	% (not less than 40%)	100%
4	100%	100%	60%	% (not less than 60%)	100%
5	100%	100%	80%	% (not less than 80%)	100%
6	100%	100%	100%	100%	100%
NOTE: If no option is selected as of the first date on which such contributions may be made to the Plan, Option 1 will apply.
Part B. Vesting Schedule for Employer Profit Sharing Contributions
A Participant will become Vested in the portion of their Individual Account derived from Employer Profit Sharing Contributions, if applicable, made pursuant to Section Three of the Adoption Agreement as follows.

YEARS OF VESTING SERVICE (PERIODS OF SERVICE, IF APPLICABLE)	VESTED PERCENTAGE
Profit Sharing	Option 1 o	Option 2 [X]	Option 3	Option 4 £ (Complete if chosen)	Option 5 o (Complete if chosen)
Less than One	100%	0%	0%	%	%
1	100%	0%	0%	--%	%
2	100%	0%	20%	% (not less than 20%)%
3	100%	100%	40%	% (not less than 40%)	100%
4	100%	100%	60%	% (not less than 60%)	100%
5	100%	100%	80%	% (not less than 80%)	100%
6	100%	100%	100%	100%	100%
NOTE: If no option is selected as of the first date on which such contributions may be made to the Plan, Option 1 will apply. A Participant with accrued benefits derived from Employer Profit Sharing Contributions who has not completed at least one Hour of Service under the Plan in a Plan Year beginning after December 31, 2006, will be subject to the vesting schedule in effect after January 1, 2007, unless otherwise selected by the Employer in an amendment adopting provisions of the Pension Protection Act of 2006 (PPA). In addition, all Employer Profit Sharing

Contributions made to the Plan for Plan Years beginning before January 1, 2007, that were previously subject to a less favorable vesting schedule will be subject to the vesting schedule in effect after January 1, 2007, unless otherwise selected by the Employer in an amendment adopting provisions of PPA. Please list the pre-PPA vesting schedules, if applicable, on a Protected Benefits and Prior Plan Document Provisions Attachment.
Part C. Vesting Schedule for QACA ADP Test Safe Harbor Contributions
A Participant will become Vested in the portion of their Individual Account derived from QACA ADP Test Safe Harbor Contributions, if applicable, made to the Plan pursuant to Section Three of the Adoption Agreement as follows.

YEARS OF VESTING SERVICE (PERIODS OF SERVICE, IF APPLICABLE)	VESTED PERCENTAGE
QACA	Option 1 £	Option 2 £	Option 3 £	(Complete if chosen)
Less than One	100%	0%	0%
1	100%	0%	0%
2	100%	100%	20%
NOTE: If no option is selected as of the first date on which such contributions may be made to the Plan, Option 1 will apply. QACA ACP Test Safe Harbor Matching Contributions made pursuant to Section Three will be Vested in accordance with the vesting provisions for Matching Contributions selected above. Even if the Plan does not allow for Matching Contributions, the Employer must indicate a vesting schedule for Matching Contributions above that will apply or the default vesting schedule (100 percent vesting) will apply to QACA ACP Safe Harbor Matching Contributions.
Part D. Measuring Period for Vesting
Years of Vesting Service will be measured over the following 12-consecutive month period (select one):

Option 1: [X]	The Plan Year.

Option 2: o
The 12-consecutive month period commencing with the Employee's Employment Commencement Date and each successive 12-month period commencing on the anniversaries of the Employee's Employment Commencement Date.

Option 3: o	Other. (Specify.

Option 4: o	Not applicable. The Elapsed Time method of determining service applies.
NOTE: If no option is selected, Option 1 will apply if the Hours of Service method of determining service applies and Option 4 will apply if the Elapsed Time method of determining service applies.
Part E. Service Required for Vesting Purposes (Select one.)

Option 1: [X]	The Hours of Service method of determining service applies. (Complete the following.)

(a)	1000 Hours of Service (not more than 1,000) will be required to constitute a Year of Vesting Service.

(b)	500 Hours of Service (not more than 500 but less than the number specified in Option 1(a), above) must be exceeded to avoid a Break in Vesting Service.

Option 2: o	Not applicable. The Elapsed Time method of determining service applies.
NOTE: If no option is selected and the Hours of Service method of determining service applies or if Option 1 is selected and no hours are specified, 1,000 and 500 will apply for items (a) and (b), respectively.
Part F. Exclusion of Service for Vesting
All of an Employee's Years of Vesting Service (Periods of Service, if applicable) with the Employer are counted to determine the Vested percentage in the Participant's Individual Account except (select all that apply):

o	Years of Vesting Service (Periods of Service, if applicable) before the Employee reaches age 18.

o	Years of Vesting Service (Periods of Service, if applicable) before the Employer maintained this Plan or a predecessor plan.

o	Years of Vesting Service (Periods of Service, if applicable) during a period for which the Employee made no mandatory Nondeductible Employee Contributions.

Part G. Fully Vested Under Certain Circumstances
Will an Employee be fully Vested under the following circumstances (select "Yes" or "No" to each of the following items)?

1.	The Employee dies. [X] Yes oNo

2.	The Employee incurs a Disability. [X] Yes oNo

3.	The Employee satisfies the conditions for Early Retirement Age (if applicable). o Yes oNo
NOTE: If a box is not selected for an item, "Yes" will apply for such item.
Part H. Vesting in the Case of Disability Resulting from Qualified Military Service
Will vesting service be credited to individuals who are unable to be reemployed on account of Disability while performing qualified military service as defined in Code section 414(u) (select one)?

Option 1: o	Yes.

Option 2: o	No.

Option 3: [X]	Not applicable. Individuals become 100 percent Vested upon Disability under the terms of the Plan.
NOTE: If no option is selected, Option 2 will apply. Regardless of which option is selected, individuals who are unable to be reemployed on account of death while performing qualified military service must be credited with Years of Vesting Service (Periods of Service, if applicable).
Part I. Allocation of Forfeitures of Matching Contributions
Forfeitures of Matching Contributions will be (select one):

Option 1: o
Allocated to the Individual Accounts of the Participants specified below in the ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for such Plan Year.

The Participants entitled to receive allocations of such Forfeitures will be (select one):
Suboption (a): oQualifying Contributing Participants as defined for Matching Contributions in Section Three, Part B, item 6 of this Adoption Agreement.
Suboption (b): oQualifying Participants as defined for Employer Profit Sharing Contributions in Section Three, Part D, item 4 of this Adoption Agreement.
Suboption (c): oAll Participants.
NOTE: If no suboption is selected, Suboption (a) will apply.

Option 2: [X]	Applied to reduce Employer Contributions.
NOTE: If no option is selected, Option 2 will apply. Pursuant to Plan Section 3.04(C) and notwithstanding the election made above, the Employer may first apply Forfeitures to the payment of the Plan's administrative expenses in accordance with Plan Section 7.04 and/or the restoration of Participant's Individual Accounts pursuant to Plan Section 4.01(C)(3).
Part J. Allocation of Forfeitures of Excess Aggregate Contributions
Forfeitures of Excess Aggregate Contributions will be (select one):

Option 1: o	Allocated to the Individual Accounts of non-Highly Compensated Employees who are Qualifying Contributing Participant.
The allocation to such Participants' Matching Contribution account will be in the ratio that each applicable Qualifying Contributing Participant's Compensation for the Plan Year bears to the total Compensation of all applicable Qualifying Contributing Participants for such Plan Year.

Option 2: [X]	Applied to reduce Employer Contributions.
NOTE: If no option is selected, Option 2 will apply. Pursuant to Plan Section 3.04(C) and notwithstanding the election made above, the Employer may first apply Forfeitures to the payment of the Plan's administrative expenses in accordance with Plan Section 7.04 and/or the restoration of Participant's Individual Accounts pursuant to Plan Section 4.01(C)(3).
Part K. Allocation of Forfeitures of Employer Profit Sharing Contributions
Forfeitures of Employer Profit Sharing Contributions will be (select one):

Option 1: o	Allocated to the Individual Accounts of the Participants specified below in the manner described in Plan Section 3.04(B) (for Employer Profit Sharing Contributions).
The Participants entitled to receive allocations of such Forfeitures will be (select one):
Suboption (a): oQualifying Participants as defined for Employer Profit Sharing Contributions in Section Three, Part D, item 4 of this Adoption Agreement.
Suboption (b): oAll Participants.
NOTE: If no suboption is selected, Suboption (a) will apply.

Option 2: [X]	Applied to reduce Employer Contributions.
NOTE: If no option is selected, Option 2 will apply. Pursuant to Plan Section 3.04(C) and notwithstanding the election made above, the Employer may first apply Forfeitures to the payment of the Plan's administrative expenses in accordance with Plan Section 7.04 and/or the restoration of Participant's Individual Accounts pursuant to Plan Section 4.01(C)(3).

SECTION FIVE: DISTRIBUTIONS AND LOANS
Complete Parts A through F

NOTE: Distribution options selected for Pre-Tax Elective Deferrals will apply to Qualified Nonelective Contributions, Qualified Matching Contributions, ADP Test Safe Harbor Contributions, QACA ADP Test Safe Harbor Contributions, and Employer Prevailing Wage Contributions designated as Qualified Nonelective Contributions, as applicable, unless otherwise limited under the Code and other legislative and regulatory guidance. Distribution options selected for Matching Contributions will apply to ACP Test Safe Harbor Contributions and QACA ACP Test Safe Harbor Contributions, as applicable. Distribution options selected for Employer Profit Sharing Contributions will apply to Employer Prevailing Wage Contributions designated as Employer Profit Sharing Contributions, as applicable.
Part A. Eligibility for Distributions

1.	Distributions Upon Termination of Employment

a.	Individual Account Balances Less Than or Equal to the Cashout Level

i.	Cashout Level for Terminated Participants
For purposes of applying the cashout rules in Plan Section 4.01(C)(1), the cashout level will be (select one):

Option 1: [X]	$5,000.

Option 2: o	$1,000.

Option 3: o	$200.

Option 4: o $	(specify an amount less than $1,000).

Option 5: o	Not applicable. The cashout distribution provisions in Plan Section 4.01(C)(1) will not apply.
NOTE: If no option is selected, Option 2 will apply. A cashout level exceeding $1,000 will subject the Plan to the automatic rollover requirements of Code section 401(a)(31)(B) as described in Plan Section 5.01(B). If Option 5 is selected you may skip item (ii) below because the value of the Vested portion of the Participant's Individual Account must remain in the Plan until the Participant is entitled to, and requests (if required), a distribution. The value of a Participant's Vested Individual Account for purposes of determining the cashout level shall be determined by including rollover contributions.

b.	Individual Account Balances Exceeding Cashout Level

i.	Employee Has Not Reached Normal Retirement Age
Will an Employee who has not reached Normal Retirement Age be entitled to request a distribution of their Individual Account attributable to the following types of contributions upon incurring a Termination of Employment (select one)?

Option 1: [X]	Yes, with respect to the following contributions. (Select all that apply.)

o	Matching Contributions (if applicable).
[X] Employer Profit Sharing Contributions (if applicable).
Option 2: o No.
NOTE: If no option is selected, Option 1 will apply with regard to Matching Contributions and Employer Profit Sharing Contributions.

ii.	Severance from Employment
Will a Participant be entitled to request a distribution of their Individual Account attributable to Elective Deferrals on account of Severance from Employment pursuant to Plan Section 5.01(A)(2) (select one)?

Option 1: [X]	Yes.

Option 2: o	No.
NOTE: If no option is selected, Option 1 will apply.

2.	Distributions During Employment

a.	In-Service Withdrawals

i.	In-Service Availability for Elective Deferrals In General

Will a Participant who has not incurred a Severance from Employment be entitled to request an in-service distribution of their Individual Account attributable to Elective Deferrals (select all that apply)?
[X] Yes, if he or she has attained age - (Must be at least age 59½. If no age is specified, age 59½ will apply.)

o	Yes, if he or she has attained Normal Retirement Age.
NOTE: If either box is selected above, select whether in-service distributions will be available from Pre-Tax and/or Roth Elective Deferrals (select all that apply).
[X] Pre-Tax Elective Deferrals.
[X] Roth Elective Deferrals.
NOTE: If a Participant is permitted to request an in-service distribution upon attainment of Normal Retirement Age, he or she must also be at least age 59½ to be eligible for the distribution. If in-service distributions are permitted and neither Pre-Tax nor Roth Elective Deferrals is selected, in-service distributions will be permitted from both Pre-Tax Elective Deferrals and Roth Elective Deferrals.

ii.	In-Service Availability for Elective Deferrals Due to Deemed Severance from Employment
Will a Participant who has not incurred a Severance from Employment but has incurred a Deemed Severance from Employment be entitled to request an in-service distribution of their Individual Account attributable to Elective Deferrals (select one)?

Option 1: [X]	Yes.

Option 2: o	No.
NOTE: If no option is selected, Option 1 will apply.

iii.	In-Service Availability for Employer Contributions

(A)	Will a Participant be entitled to request an in-service distribution of their Individual Account attributable to Matching Contributions and Employer Profit Sharing Contributions (select one)?

Option 1:	[X] Yes, with respect to the following contributions (select all that apply and complete the table below):

o	Matching Contributions.
[X] Employer Profit Sharing Contributions.

Option 2: o	No.
NOTE: If no option is selected, Option 1 will apply with respect to all Matching Contributions and Employer Profit Sharing Contributions.

	Matching Contributions	Employer Profit Sharing Contributions
Upon attainment of age 59½.		√
Upon attainment of Normal Retirement Age.
Upon attainment of age (specify an age other than age 59½):
Upon reaching a Vested percentage equal to 100 percent.
After contributions have been allocated to the Plan for a period of years equal to (must be at least two):
After participating in the Plan for a period of years equal to (must be at least five unless the applicable contributions have been allocated to the Plan for at least two years as specified in the box above):

After participating in the Plan for a period of years equal to (a) and attaining age (b).	(a) (b)	(a) (b)
After becoming 100 percent Vested, participating in the Plan for a period of years equal to (a) and attaining age (b).	(a) (b)	(a) (b)

NOTE: Place an "x" or enter the specific criteria (e.g., age, years of participation) in each box, as applicable. A Participant need only satisfy the criteria in one of the rows to be eligible for an in-service distribution. If Option I applies and no selections or entries are made in the table above, Plan Section 5.01(C)(l) will apply in determining whether a Participant is entitled to an in-service distribution.

(B)	The maximum number of in-service withdrawals that may be taken while a Participant is employed by the Employer is (select all that apply):

o	Unlimited. (Select all that apply.)

o	Matching Contributions.

o	Employer Profit Sharing Contributions.
[X] Other. (Select and complete all that apply.)

o	Matching Contributions. (Specify the actual number that applies (e.g., one per Plan Year).)
[X] Employer Profit Sharing Contributions. (Specify the actual number that applies (e.g., one per Plan Year).)
one per Plan Year
NOTE: If in-service withdrawals are available under the Plan and no limits are specified above, a Participant may request an unlimited number of in-service withdrawals.

b.	Hardship Withdrawals

i.	Hardship Availability for Elective Deferrals
Will an Employee be entitled to request a hardship distribution of their Individual Account attributable to Elective Deferrals, not including any earnings attributable (select one)?

Option 1: [X]	Yes, with respect to the following Elective Deferrals (select all that apply):
[X] Pre-Tax Elective Deferrals.
[X] Roth Elective Deferrals.

Option 2: o	No.
NOTE: If no option is selected, Option 1 will apply and hardship distributions will be available from both Pre-Tax and Roth Elective Deferrals. Hardship distributions of Elective Deferrals will result in a suspension of an Employee's Elective Deferrals (and Nondeductible Employee Contributions, if applicable) as described in Plan Section 5.01(C)(2)(b).

ii.	Hardship Availability for Matching Contributions and Employer Profit Sharing Contributions
Will an Employee be entitled to request a hardship distribution of their Individual Account attributable to Matching Contributions and Employer Profit Sharing Contributions (select all that apply)?
[X] Yes, with respect to the following contributions (select all that apply):
o Matching Contributions.
[X] Employer Profit Sharing Contributions.

o	Yes, with respect to the following contributions and only with respect to an Employee who is 100 percent Vested in their Individual Account attributable to such contributions (select all that apply):

o	Matching Contributions.

o	Employer Profit Sharing Contributions.

o	Yes, with respect to the following contributions and only with respect to an Employee who has participated in the Plan for or more years and has attained age (select all that apply):

o	Matching Contributions.

o	Employer Profit Sharing Contributions.

o
Yes, with respect to the following contributions and only with respect to an Employee who is 100 percent Vested in their Individual Account attributable to such contributions and has participated in the Plan for ____ or more years and has attained age (select all that apply):

o Matching Contributions.
o Employer Profit Sharing Contributions.

o	No.
NOTE: If no box is selected, an Employee will be entitled to request a hardship distribution with respect to all Matching Contributions and Employer Profit Sharing Contributions. If an Employee will be entitled to request a hardship distribution, complete the following:
How will hardship be defined for purposes of this section (select all that apply)?

Suboption (a): o
The definition of hardship described in Plan Section 5.01(C)(2)(a) will apply with respect to the following types of contributions, therefore an Employee's Elective Deferrals (and Nondeductible Employee Contributions, if applicable) will not be suspended for six months (select all that apply):

o    Matching Contributions.
o    Employer Profit Sharing Contributions.

Suboption (b): o
The safe harbor definition of hardship distribution described in Plan Section 5.01(C)(2)(b) will apply with respect to the following types of contributions, except that an Employee's Elective Deferrals (and Nondeductible Employee Contributions, if applicable) will not be suspended for six months (select all that apply):

o    Matching Contributions.
o    Employer Profit Sharing Contributions.

Suboption (c): [X]
The safe harbor definition of hardship distribution described in Plan Section 5.01(C)(2)(b) will apply with respect to the following types of contributions, including the requirement that an Employee's Elective Deferrals (and Nondeductible Employee Contributions, if applicable) will be suspended for six months (select all that apply):

o Matching Contributions.
[X] Employer Profit Sharing Contributions.
NOTE: If no suboption is selected, Suboption (b) will apply to the option selected in item (b)(ii) above with regard to Matching Contributions and Employer Profit Sharing Contributions. Even if Suboption (a) or (b) is selected above, removal of Elective Deferrals on account of hardship under Section Five, Part A, item (2)(b)(i) above will result in a six month suspension of an Employee’s Elective Deferrals (and Nondeductible Employee Contributions, if applicable).

iii.	Hardship Availability Due to Beneficiary Hardship
If the Plan permits hardship distributions, will hardship distributions also be permitted because of a hardship incurred by the Primary Beneficiary of an Employee (select one)?

Option 1: o	Yes.

Option 2: [X]	No.
NOTE: If no option is selected, Option 2 will apply.

3.	Miscellaneous Distribution Issues

a.	Withdrawals of Rollover Contributions
Will an Employee be entitled to request a distribution of their Individual Account attributable to rollover contributions at any time (select one)?
Option 1: [X] Yes.

Option 2: o	No.

NOTE: If no option is selected, Option 1 will apply. If Option 2 applies, the Plan's provisions governing distributions will apply according to Plan Sections 5.01(A)(1) and 5.01(D)(1)(a).

b.	Withdrawals of Elective Transfer Contributions
Will an Employee be entitled to request a distribution of their Individual Account attributable to elective transfer contributions at any time subject to the restrictions of Plan Section 5.01(D) (select one)?
Option 1: [X] Yes.

Option 2: o	No.
NOTE: If no option is selected, Option 1 will apply. If Option 2 applies, the Plan's provisions governing distributions will apply according to Plan Sections 5.01(A)(1) and 5.01(D)(1)(a).

c.	Disability
Will a Participant who has incurred a Disability be entitled to request a distribution of their Individual Account attributable to the following contribution sources (select one)?

Option 1: o	Yes, with respect to the following contributions. (Select all that apply.)

o	Elective Deferrals.

o	Matching Contributions.

o	Employer Profit Sharing Contributions.
Option 2: [X] No.
NOTE: If no option is selected, Option 1 will apply. If Option 1 applies and no contribution source is selected, distributions will be permitted from all contribution sources.

d.	Qualified Reservist Distributions
Will a Participant be entitled to request a qualified reservist distribution (as described in Plan Section 5.01(C)(3)) of their Individual Account attributable to Elective Deferrals (select one)?
Option 1: [X] Yes.

Option 2: o	No.
NOTE: If no option is selected, Option 1 will apply.

e.	Permissible Withdrawals of EACA or QACA Elective Deferrals

i.	Authorization of Permissible Withdrawals
Will a Participant be entitled to request a distribution of their Individual Account attributable to Elective Deferrals and the earnings attributable to such Elective Deferrals during the period described in item (ii) below (select one)?

Option 1: o	Yes, for all automatically enrolled Participants.

Option 2: o	Yes, but only for automatically enrolled Participants who have no other Elective Deferrals in the Plan.

Option 3: o	No.
NOTE: If no option is selected, Option 1 will apply. Complete the remainder of this item (e) only if Option 1 or 2 is selected.

ii.	Permissible Withdrawal Period
A Participant's election to make a permissible withdrawal must be made within (select one):

Option 1: o	30 days following the date the first automatic contribution was made.

Option 2: o	45 days following the date the first automatic contribution was made.

Option 3: o	90 days following the date the first automatic contribution was made.

Option 4: o	(specify a number between 30 and 90) days following the date the first automatic contribution was made.
NOTE: If no option is selected, Option 1 will apply. If Option 4 is selected and no number is specified, 30 days will apply.

Part B. Form of Distribution

1.	Involuntary Cashout Distributions Upon Termination of Employment
Involuntary cashout distributions of $1,000 or less that are Eligible Rollover Distributions and are made to terminated Participants that do not elect a form of distribution will, pursuant to Plan Section 5.01(B)(1), be (select one):

Option 1: [X]	Paid in a lump sum distribution.

Option 2: o	Paid in a Direct Rollover to an individual retirement account (as defined in Code sections 408(a) and 408(b)).
NOTE: If no option is selected, Option 1 will apply.

2.	Voluntary Distributions

a.	Lump Sum
Will a Participant be entitled to request a payment of the Vested portion of their Individual Account in a lump sum, subject to Plan Section 5.02 (select one)?
Option 1: [X] Yes.

Option 2: o	No.
NOTE: If no option is selected Option 1 will apply.

b.	Partial Payments
Will a Participant be entitled to request a non-recurring partial payment from the Vested portion of their Individual Account, subject to Plan Section 5.02 (select one)?

Option 1: o	Yes.
Option 2: [X] No.
NOTE: If no option is selected Option 1 will apply. Partial payments may be made from the Plan either prior to Termination of Employment or to satisfy the requirements of Code section 401(a)(9) even if Option 2 applies.

c.	Installment Payments
Will a Participant be entitled to request a series of regularly scheduled recurring payments from the Vested portion of their Individual Account, subject to Plan Section 5.02 (select one)?

Option 1: o	Yes.
Option 2: [X] No.
NOTE: If no option is selected Option 1 will apply.

d.	Annuity Contracts
Will a Participant be entitled to apply the Vested portion of their Individual Account toward the purchase of an annuity contract, subject to Plan Section 5.02 (select one)?

Option 1: o	Yes.
Option 2: [X] No.
NOTE: If no option is selected Option 1 will apply.
NOTE: Option 1 must be selected for at least one of items (a) through (d) in Part B, item 2 above. If this Plan is restating a Prior Plan Document, the forms of distribution under this Plan must generally be at least as favorable as under the Prior Plan Document.
Part C. Timing of Distributions

1.	Death, Disability or Attainment of Normal Retirement Age
If a Participant dies, incurs a Disability or attains Normal Retirement Age, and a distributable event has occurred, distributions will commence as soon as administratively feasible following (select one):

Option 1: [X]	The date the Participant (or Beneficiary of a deceased Participant) requests a distribution.

Option 2: o	The next valuation date after the Participant (or Beneficiary of a deceased Participant) requests a distribution.

Option 3: o	The last day of the Plan Year within which the Participant (or Beneficiary of a deceased Participant) requests a distribution.

Option 4: o
The last day of the Plan Year within which the Participant (or Beneficiary of a deceased Participant) requests a distribution or the Participant requests a distribution and incurs (not more than five) consecutive one-year Breaks in Vesting Service, whichever is later.

NOTE: If no option is selected, Option 1 will apply. A Participant's request for a distribution must be accompanied by their Spouse's consent (if required) as prescribed in Plan Section 5.10.

2.	Termination of Employment or Severance from Employment
If a Participant has a Termination of Employment or Severance from Employment, and a distributable event has occurred, distributions will commence as soon as administratively feasible following (select one):

Option 1: [X]	The date the Participant requests a distribution.

Option 2: o	The next valuation date after the Participant requests a distribution.

Option 3: o	The last day of the Plan Year within which the Participant requests a distribution.

Option 4: o
The last day of the Plan Year within which the Participant requests a distribution or the Participant requests a distribution and incurs     (not more than five) consecutive one-year Breaks in Vesting Service, whichever is later.

NOTE: If no option is selected, Option 1 will apply. A Participant's request for a distribution must be accompanied by their Spouse's consent (if required) as prescribed in Plan Section 5.10.
Part D. Beneficiary Required Minimum Distributions

1.	Election to Apply Five-Year Rule to Distributions to Designated Beneficiaries
Will Designated Beneficiaries be required to take distributions according to the five-year rule (select one)?

Option 1: o
Yes. If the Participant dies before distributions have begun and there is a Designated Beneficiary, distribution to the Designated Beneficiary is not required to begin by the date specified in Plan Section 5.05(D)(2), but the Participant's entire interest will be distributed to the Designated Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant's death. If the Participant's surviving Spouse is the Participant's sole Designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to either the Participant or the surviving Spouse have begun, this election will apply as if the surviving Spouse were the Participant.

Option 2: [X]	No.
NOTE: If no option is selected, Option 2 will apply. If Option 1 in Part D, item 1 above is selected, Option 2 in Part D, item 2 must be selected.
If applicable, this item 1 will apply to (select one):

Suboption (a): o	All distributions.
Suboption (b): oThe following distributions (specify):

NOTE: If no suboption is selected, Suboption (a) will apply.

2.	Election to Permit Beneficiaries to Elect Five-Year Rule
Will Designated Beneficiaries be permitted to elect, on an individual basis, whether the five-year rule or the life expectancy rule applies (select one)?

Option 1: [X]
Yes. Beneficiaries may elect on an individual basis whether the five-year rule or the life expectancy rule in Plan Section 5.05(D)(2) applies to distributions after the death of a Participant who has a Designated Beneficiary.

Option 2: o	No. Distributions will be made in accordance with Plan Section 5.05(D)(2) and, if applicable, item 1 above.
NOTE: If no option is selected, Option 1 will apply.
Part E. Retirement Equity Act Safe Harbor

1.	Retirement Equity Act Safe Harbor
Will the safe harbor provisions of Plan Section 5.10(E) apply (select one)?
Option 1: [X] Yes.

Option 2: o	No.
NOTE: If no option is selected, Option 1 will apply.

2.
Survivor Annuity Percentage (Complete only if Option 2 is selected in item 1 above or if certain Plan assets (e.g., transfer contributions) are subject to the Retirement Equity Act annuity requirements.)

The survivor annuity portion of the Qualified Joint and Survivor Annuity will be a percentage equal to percent (at least 50, but not more than 100) of the amount paid to the Participant before their death.
NOTE: If no percentage is specified, the survivor annuity portion of the Qualified Joint and Survivor Annuity will be equal to 50 percent.
Part F. Loans
Will a Participant be entitled to request a loan pursuant to Plan Section 5.16 (select one)?
Option 1: [X] Yes.

Option 2: o	No.
NOTE: If no option is selected, Option 2 will apply.
NOTE: Generally, Code section 411(d)(6) prohibits the elimination of protected benefits. Protected benefits include the timing of payout options. If the Plan is restating a Prior Plan Document that permitted a distribution option described above that involves the timing of a distribution, the selections must generally be at least as favorable as under the Prior Plan Document. Certain forms of distributions (e.g., redundant forms of distribution) may, however, be eliminated. Refer to Code section 411(d)(6) and the corresponding Treasury Regulation for details pertaining to the elimination of otherwise protected benefits. Note that ADP Test Safe Harbor Contributions and QACA ADP Test Safe Harbor Contributions may not be distributed earlier than Severance from Employment, death, Disability, an event described in Code section 401(1)(l0), or, in the case of a profit sharing plan, the attainment of age 59½.

SECTION SIX: DEFINITIONS
Complete Parts A through J
Part A. Compensation for Allocation and Other General Purposes
NOTE: Compensation/or ADP Test Safe Harbor Contributions and QACA ADP Test Safe Harbor Contributions follows the definition of Compensation applicable to Elective Deferrals. Compensation for ACP Test Safe Harbor Matching Contributions and QACA ACP Test Safe Harbor Matching Contributions follow the definition of Compensation applicable to Matching Contributions. If the Safe Harbor CODA or QACA provisions of the Plan apply, such definitions must be reasonable definitions within the meaning of Treasury Regulation section l.414(s)-1(d)(2), must not discriminate in favor of Highly Compensated Employees pursuant to Treasury Regulation section 1.414(s)-1(d)(3) and must permit each Participant to elect sufficient Elective Deferrals to receive the maximum amount of Matching Contributions available to the Participant under the Plan.

1.	Base Definition
Compensation will mean all of each Participant's (Select one for each contribution source. If a contribution source listed below is not available in the Plan, select "Not applicable" for such source.):

	Elective Deferrals	Matching Contributions	Employer Profit Sharing Contributions
Not applicable.
W-2 Wages.
3401(a) Wages.
415 Safe-Harbor Compensation.	√		√
NOTE: If no box is selected for a contribution source, W-2 wages will apply to such source.

2.	Determination Period
Compensation will be determined over the following applicable period (Select one for each contribution source. If a contribution source listed below is not available in the Plan, select "Not applicable" for such source.):

	Elective Deferrals	Matching Contributions	Employer Profit Sharing Contributions
Not applicable.		√
Plan Year.	√		√
Calendar year ending with or within the Plan Year.
Consecutive 12-month period, beginning on (specify month and day)
NOTE: If no box is selected for a contribution source, Plan Year will apply to such source.

3.	Pre-Entry Date Compensation
Unless a different definition of Compensation is required by either the Code or ERISA, for the Plan Year in which an Employee enters the Plan, the Employee's Compensation that will be taken into account for purposes of the Plan will be (Select one for each contribution source. If a contribution source listed below is not available in the Plan, select "Not applicable" for such source.):

	Elective Deferrals	Matching Contributions	Employer Profit Sharing Contributions
Not applicable.		√
Compensation from Entry Date.
Compensation for the full Determination Period.	√		√
NOTE: If no box is selected for a contribution source, Compensation from Entry Date will apply to such source.

4.	Inclusion in Compensation

a.	Elective Deferrals
Will Compensation include Employer Contributions made pursuant to a salary reduction agreement that are not includible in the gross income of the Employee under Code sections 125 (cafeteria plans), 132(t)(4) (transportation fringe benefits), 402(e)(3) (401(k) plans), 408(k) (salary deferral SEP plans), 403(b) (tax sheltered annuity plans), 414(h) (governmental pick-up plans), and 457 (deferred compensation plans of state and local governments and tax-exempt organizations) (select "Yes" or "No" for each of the following contribution sources)?
Elective Deferrals.    [X] Yes     oNo
Matching Contributions.    oYes    oNo
Employer Profit Sharing Contributions.    [X] Yes   oNo
NOTE: If a box is not selected for a contribution source, "Yes" will apply for such contribution source, if applicable.

b.	Deemed 125 Compensation
Will Compensation include deemed Code section 125 compensation (select one)?
Option 1: oYes.

Option 2: [X]	No.
NOTE: If no option is selected, Option 2 will apply.

5.	Exclusion from Compensation

a.	General Exclusions
Compensation will exclude the following (select all that apply, if a contribution source is not available under the Plan, select "Not applicable" for such source):

	Elective Deferrals	Matching Contributions	Employer Profit Sharing Contributions
a. Not applicable.		√
b. Bonuses.
c. Overtime.	√		√
d. Commissions.
e. Differential Wage Payments.
f. Reimbursements or other expense allowances, fringe benefits (cash & noncash), moving expenses, deferred compensation and welfare benefits.	√		√
g. Other. (Specify.) bonuses and commissions other than bonuses and commissions/management based objective pay under the Employer's sales compensation program, and special pay	√		√
NOTE: If a box is not selected for a contribution source, such item will be included in Compensation for such contribution source, if applicable. No exclusions from Compensation other than item (f) above are permitted with respect to Employer Profit Sharing Contributions if the integrated allocation formula in Section Three, Part D, item 3 is selected. If any items are excluded other than item (f) above, the definition of Compensation may not be a safe harbor alternative definition of compensation and may be subject to nondiscrimination testing under Code section 414(s).

b.	Post-Severance Compensation
In addition to any adjustments to Compensation selected above, will Compensation exclude the following (Select "Yes" or "No" for each of the following compensation sources.)?
Leave cashouts paid after Severance from Employment.    [X] Yes    o No
Deferred compensation paid after Severance from Employment.    [X] Yes    o No
NOTE: If a box is not selected for a compensation source, "Yes" will apply for the source, if applicable.
Disability
For purposes of this Plan, Disability will mean (select one):

Option 1: o
The inability to engage in any substantial, gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

Option 2: [X]
The inability to engage in any substantial, gainful activity in the Employee's trade or profession for which the Employee is best qualified through training or experience or as defined under the Employer's long term disability program.

NOTE: If no option is selected, Option 1 will apply.
Part C. Highly Compensated Employee

1.	Top Paid Group Election
For purposes of determining who is a Highly Compensated Employee under the Plan, will the top paid group election apply (select one)?

Option 1: [X]	Yes.

Option 2: o	No.
NOTE: If no option is selected, Option 2 will apply.

2.	Calendar Year Data Election
If the Plan Year is a non-calendar year, for purposes of determining who is a Highly Compensated Employee (other than a five-percent owner) under the Plan, will the calendar year data election apply (select one)?

Option 1: o	Yes.

Option 2: [X]	No.
NOTE: If no option is selected, Option 2 will apply. If the Plan Year is a calendar year, the Highly Compensated Employee determination will be based on the prior calendar year.
Part D. Method of Determining Service

1.	Service for purposes of determining eligibility to participate in the Plan will be determined on the basis of (select one):

Option 1: o	Elapsed Time. An Employee will generally be credited for the aggregate of all time periods commencing with the Employee's first day of employment and ending on the date a Break in Service begins.

Option 2: [X]	Hours of Service. An Employee will be credited for Hours of Service determined on the basis of (select one):

Suboption (a): o	Actual hours for which an Employee is paid or entitled to payment.
Suboption (b): [X] Equivalency days worked. An Employee will be credited with 10 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the day.

Suboption (c): o
Equivalency-weeks worked. An Employee will be credited with 45 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the week.

Suboption (d): oEquivalency - semi-monthly payroll periods worked. An Employee will be credited with 95 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the semi-monthly payroll period.

Suboption (e): o
Equivalency - months worked. An Employee will be credited with 190 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the month.

NOTE: If no option is selected, Option 2 will apply. If Option 2 applies and no suboption is selected, Suboption (a) will apply.

2.
Service for purposes of determining if a Participant is a Qualifying Participant or Qualifying Contributing Participant (and therefore eligible to receive an Employer Contribution) will be determined on the basis of (select one):

Option 1: o
Elapsed Time. Each Qualifying Participant will share in Employer Contributions for the period beginning on the date the Employee commences participation under the Plan and ending on the date a Break in Service begins.

Option 2: [X]	Hours of Service. An Employee will be credited for Hours of Service determined on the basis of (select one):

Suboption (a): o	Actual hours for which an Employee is paid or entitled to payment.
Suboption (b): [X]Equivalency - days worked. An Employee will be credited with 10 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the day.

Suboption (c): o
Equivalency - weeks worked. An Employee will be credited with 45 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the week.

Suboption (d): oEquivalency - semi-monthly payroll periods worked. An Employee will be credited with 95 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the semi-monthly payroll period.

Suboption (e): o
Equivalency - months worked. An Employee will be credited with 190 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the month.

NOTE: If no option is selected, Option 2 will apply. If Option 2 applies and no suboption is selected, Suboption (a) will apply.

3.	Service for purposes of determining a Participant's Vested percentage will be determined on the basis of (select one):

Option 1: o	Elapsed Time. An Employee will generally be credited for the aggregate of all time periods commencing with the Employee's first day of employment and ending on the date a Break in Service begins.

Option 2: [X]	Hours of Service. An Employee will be credited for Hours of Service determined on the basis of (select one):

Suboption (a): o	Actual hours for which an Employee is paid or entitled to payment.

Suboption (b): [X] Equivalency - days worked. An Employee will be credited with 10 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the day.

Suboption (c): o
Equivalency - weeks worked. An Employee will be credited with 45 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the week.

Suboption (d): oEquivalency - semi-monthly payroll periods worked. An Employee will be credited with 95 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the semi-monthly payroll period.

Suboption (e): o
Equivalency - months worked. An Employee will be credited with 190 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the month.

NOTE: If no option is selected, Option 2 will apply. If Option 2 applies and no suboption is selected, Suboption (a) will apply.
Part E. Limitation Year Means (Select one)

Option 1: [X]	The Plan Year.

Option 2: o	The calendar year.

Option 3: o	Other 12-consecutive month period. (Specify a 12-consecutive month period selected in a uniform and nondiscriminatory manner.)

NOTE: If no option is selected, Option 1 will apply.
Plan F. Plan Year Means (Select one.)

Option 1: o	The 12-consecutive month period which coincides with the Adopting Employer's tax year.

Option 2: [X]	The calendar year.

Option 3: o	The 52/53 week period ending on the last (specify day of the week) nearest (specify month and day) of each year.

Option 4: o	Other 12-consecutive month period (Specify a 12-consecutive month period selected in a uniform and nondiscriminatory manner.)

NOTE: If no option is selected, Option I will apply.
If the initial Plan Year or any subsequent Plan Year is less than 12 months (a short Plan Year), specify such Plan Year's beginning and ending dates.
Part G. Predecessor Employer Service
In addition to the service credited when an Employer maintains the plan of a predecessor employer, service with a predecessor employer will be credited for the following purposes where the Employer does not maintain the plan of a predecessor employer (select all that apply):
[X]Eligibility.
[X]Vesting.
[X] Allocation of Contributions.
Name of Predecessor Employer(s):
Reliance Insurance Company: Global Financial Advisors Inc.: Clayton Holdings LLC. and its subsidiaries

If service with a predecessor is taken into account for one or more of the items listed above, specify any additional limitations on crediting service that apply (e.g., limitations by business classification, length of service):

Part H. Required Beginning Date
For purposes of determining when minimum distributions must begin to be made to each Participant, the Required Beginning Date will mean (select one):

Option 1: o	April 1 of the calendar year following the calendar year in which a Participant attains age 70½.

Option 2: o
April I of the calendar year following the calendar year in which the Participant attains age 70½, except that distributions to a Participant (other than a five-percent owner) with respect to benefits accrued after    (specify month, day, and year) must commence by April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70½ or the calendar year in which the Participant retires.

Option 3: [X]
The later of April I of the calendar year following the calendar year in which a Participant attains age 70½ or retires except that distributions to a five-percent owner must commence by April 1 of the calendar year following the calendar year in which the Participant attains age 70½.

NOTE: If no option is selected, Option 3 will apply. Option 3 above may only be selected if (i) it corresponds to an amendment previously made to the Plan pursuant to Treasury Regulation section 1.411(d)-4, Q&A-10(b), or (ii) it does not eliminate an age 70½ distribution option, as described in the preceding Treasury regulation, because either (A) the Plan is a new plan or (B) Suboption (a) below is checked or the Plan already offers a pre-retirement distribution option at least as generous as Suboption (a) below.
(if Option 3 is selected, choose one or more of the following suboptions.)
Suboption (a): [X] Any Participant (other than a five-percent owner of the Employer) attaining age 70½ in years after 1995 may elect by April 1 of the calendar year following the year in which the Participant attained age 70½ (or by December 31, 1997, in the case of a Participant attaining age 70½ in 1996) to defer distributions until the calendar year following the calendar year in which the Participant retires. An election to defer distributions will be deemed made by a Participant who does not request a minimum distribution by April 1 of the year following the year in which the Participant attains age 70½.
Suboption (b): [X] Any Participant (other than a five-percent owner) attaining age 70½ in years before 1997 may elect to stop distributions and recommence by April 1 of the calendar year following the year in which the Participant retires. There is (select one):

(i)	o a new annuity starting date upon recommencement.

(ii)	[X] no new annuity starting date upon recommencement.
NOTE: If neither item (i) nor item (ii) is selected, item (ii) will apply.
NOTE: If no suboption(s) is selected, Suboptions (a) and (b) will apply. Suboption (b) above may only be selected if it corresponds to an amendment previously made to the Plan pursuant to IRS Notice 97-75 Q&As 7 and 8.
Part I. Retirement Age

1.	Early Retirement Age
The Early Retirement Age under the Plan will be (select one):

Option 1: o	An Early Retirement Age is not applicable under the Plan.

Option 2: [X]	A Participant satisfies the Plan's Early Retirement Age conditions by attaining age 55 and completing 6 Years of Vesting Service (Periods of Service, if applicable).
NOTE: If no option is selected, Option 1 will apply.

2.	Normal Retirement Age
The Normal Retirement Age under the Plan will be (select and complete one):

Option 1: [X]	Age 65 (not to exceed 65 or such later age as may be allowed under Code section 411(a)(8)).

Option 2: o
The later of age (not to exceed 65 or such later age as may be allowed under Code section 411(a)(8)) or the          (not to exceed fifth) anniversary of the first day of the first Plan Year in which the Participant commenced participation in the Plan.

NOTE: If no option is selected, Option 1 and age 59½ will apply.

3.	Valuation Date
The Plan Valuation Date will be (select one):

Option 1: o	Daily.

Option 2: o	The last day of the Plan Year and each other date designated by the Plan Administrator which is selected in a uniform and nondiscriminatory manner.

Option 3: o	The last day of each Plan quarter.

Option 4: o	The last day of each month.

Option 5: [X]	Other. (Specify one or more dates that are selected in a uniform and nondiscriminatory manner, including the last day of the Plan Year.)
Each business day the New York Stock Exchange is open for trading

NOTE: If no option is selected, Option 2 will apply.
SECTION SEVEN: MISCELLANEOUS
Complete Parts A and B

Part A. Life Insurance
Will life insurance investments be permitted under the Plan (select one)?
Option 1: o Yes.

Option 2: [X]	No.
NOTE: If no option is selected, Option 2 will apply.
Part B. Participant Direction

1.	Authorization
Will a Participant be responsible for directing any or all of the investment of their Plan assets pursuant to Plan Section 7.22(B) (select one)?

Option 1: [X]	Yes.

Option 2: o	No.
NOTE: If no option is selected, Option 1 will apply. Complete the remainder of Part B only if Option 1 is selected.

2.	Accounts Subject to Participant Direction
A Participant will be responsible for directing the following portions of their Individual Account (select one):

Option 1: [X]	The entire Individual Account.

Option 2: o	Those accounts that the Plan Administrator may designate from time to time in a uniform and nondiscriminatory manner.

Option 3: o	The following accounts (select all that apply):

o	Elective Deferral account.

o	Matching Contribution account.

o	Employer Profit Sharing Contribution account.

o	Rollover contribution account.

o	Transfer contribution account.

o
Other. (Specify one or more of the accounts that may, in part, comprise a Participant's Individual Account under this Plan. Do not list any restrictions on Participant direction that would be deemed to restrict any benefits, rights, or features in a discriminatory manner prohibited under Code section 401(a)(4).)

NOTE: if no option is selected, Option 1 will apply. The Participant direction option selected for Elective Deferrals will apply to Qualified Nonelective Contributions, Qualified Matching Contributions, ADP Test Safe Harbor Contributions, QACA ADP Test Safe Harbor Contributions, and Employer Prevailing Wage Contributions designated as Qualified Nonelective Contributions, as applicable. The Participant direction option selected for Matching Contributions will apply to ACP Test Safe Harbor Contributions and QACA ACP Test Safe Harbor Contributions, as applicable. The Participant direction options selected for Employer Profit Sharing Contributions will apply to Employer Prevailing Wage Contributions designated as Employer Profit Sharing Contributions, as applicable.

3.	Frequency of Investment Changes
A Participant may make changes to the investments within their Individual Account with the following frequency (select one):

Option 1: o	In accordance with uniform and nondiscriminatory rules established by the Plan Administrator or other Fiduciary.

Option 2: [X]	Daily.

Option 3: o	Monthly.

Option 4: o	Quarterly.

Option 5: o	Other. (Specify one or more uniform and nondiscriminatory periods.)
NOTE: If no option is selected, Option 1 will apply. The Plan's Valuation Dates must be at least as often as the frequency selected above.

4.	ERISA 404(c) Compliance
Does the Adopting Employer intend to operate this Plan in compliance with the requirements pertaining to Participant direction of investment in ERISA section 404(c) as set forth in Plan Section 7.22(B) (select one)?

Option 1: [X]	Yes.

Option 2: o	No.
NOTE: if no option is selected, Option 1 will apply.

Complete Paris A and B as applicable
SECTION EIGHT: TRUSTEE AND CUSTODIAN

Part A. Trustee

1.	Trustee Appointment

a.	Trustee (Select one.)

Option 1: [X]	Financial Organization as Trustee.

Option 2: o	Individual Trustee(s).

Option 3: o	Not applicable, a Trustee is not required to be named for this Plan (select one).

Suboption (a): o	Plan assets are invested solely in annuity contracts or insurance policies provided by an Insurer.

Name of Insurer	Address	Telephone	Title	Signature

Suboption (b): o	This Plan is exempt from the trust requirements under BRISA section 403 (e.g., the Plan covers one or more self-employed individuals as defined in Code section 401(c)(1)).
NOTE: If Suboption (b) is selected, a Custodian must be named in Part B below.

b.	Type of Trustee

Will the Trustee of this Plan be a Directed or Discretionary Trustee (select one)?

Option 1: [X]	Directed Trustee,

Option 2: o	Discretionary Trustee,

Option 3: o	Not applicable, Option 3 was selected in Part 1(a) above,

c.	Trustee Signature

Name of Trustee	Vanguard Fiduciary Trust Company
Address	P.O. Box 2900, Valley Forge, PA 19482
Telephone	800 523-1188

Name
(type original name if different from name of Trustee above)
Title
Address
Telephone
Signature

Name of Trustee
Address
Telephone
Name
(type or print name if different from name of Trustee above)
Title
Signature

Name of Trustee
Address
Telephone
Name
(type or print name if different from name of Trustee above)
Title
Signature

2.	Trust Agreement
If a Trustee is designated in Part A, item I above, which trust agreement will apply to the Plan (select one)?

Option 1: [X]	Trust provisions contained in Plan Section Eight.

Option 2: o	Separate executed trust agreement attached hereto.
NOTE: If no option is selected, Option 1 will apply. If Option 2 is selected, the attached trust agreement must be on file with the IRS for use by the Prototype Document Sponsor listed in Section Nine below.

Part B. Custodian (Both a Custodian and Trustee may be appointed for the Plan. This Part B must be completed if the Plan is exempt from the Trustee requirements under ERISA section 403 and neither a Trustee nor an Insurer is appointed in Part A, item 1 above.)

1.	Custodian Appointment

Financial Organization	Address Name (type or print) Title	Signature

2.	Custodial Agreement
If a Custodian is designated in Part B, item 1 above, which custodial agreement will apply to the Plan (select one)?

Option 1: o	Custodial provisions contained in Plan Section Eight.

Option 2: o	Separate executed custodial agreement attached hereto.
NOTE: If no option is selected, Option 1 will apply. If Option 2 is selected and the separate custodial agreement is being used in place of a trust agreement under Code section 401(f), the attached custodial agreement must be on file with the IRS for use by the Prototype Document Sponsor listed in Section Nine below.

SECTION NINE: EMPLOYER SIGNATURE
Prototype Document Sponsor
Name of Prototype
Document Sponsor    Vanguard Fiduciary Trust Company
Address    P.O. Box 1793, Valley Forge, PA 19482
Telephone    800-523-1188
Plan Administrator
o Check here and provide the applicable information below if someone other than the Adopting Employer will be the Plan Administrator.

Name of Plan Administrator
Address

City	State	Zip	Telephone
Name (type or print)

Signature of Plan Administrator	Date Signed

Check the applicable box if there is an attachment(s) that applies to this Plan other than a separate trust or custodial agreement.

[X]	Protected Benefits and Prior Plan Document Provisions Attachment.

o	Other Plan Information Attachment. (If this box is checked, please describe the attachment(s).)

o	Special Effective Date(s) Attachment.

o	New Comparability Allocation Group(s) Attachment.
Authorized Employer Signature
I am an authorized representative of the Adopting Employer named above and I state the following:

1.	I acknowledge that I have relied upon my own advisors regarding the completion of this Adoption Agreement and the legal tax implications of adopting this Plan;

2.
I understand that I should review this document carefully for accuracy and completeness as I have final responsibility for ensuring that the operational compliance requirements for the Plan are met; I understand that my failure to properly complete this Adoption Agreement may result in disqualification of the Plan;

3.	I understand that the Prototype Document Sponsor will inform me of any amendments made to the Plan and will notify me should it discontinue or abandon the Plan; and

4.
I have received a copy of this Adoption Agreement, the corresponding Basic Plan Document and, if applicable, any separate trust or custodial agreement used in lieu of the trust or custodial agreement contained in the Basic Plan Document.

Signature of Adopting Employer
Type Name
Title

NOTE: The Adopting Employer may rely on an opinion letter issued by the Internal Revenue Service as evidence that the Plan is qualified under Code section 401 only to the extent provided in Revenue Procedure 2011-49. The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to the Plan and in Revenue Procedure 2011-49. In order to have reliance in such cirC11mstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service. This Adoption Agreement may be used only in conjunction with Basic Plan Document #03.

SECTION TEN: ALLOCATION FACTOR TABLES
Employers selecting the age-weighted formula in the Adoption Agreement for purposes of allocating Employer Profit Sharing Contributions will use the following tables in determining the allocation factor.

Age Related Allocation Factors*		Interest Rate
Participant's Current Age	7.5%	8.0%	8.5%
1	0.991	0.714	0.515
2	1.066	0.771	0.559
3	1.146	0.833	0.606
4	1.232	0.899	0.658
5	1.324	0.971	0.714
6	1.423	1.049	0.775
7	1.530	1.133	0.840
8	1.645	1.223	0.912
9	1.768	1.321	0.989
10	1.901	1.427	1.074
11	2.043	1.541	1.165
12	2.197	1.665	1.264
13	2.361	1.798	1.371
14	2.539	1.942	1.488
15	2.729	2.097	I.614
16	2.934	2.265	1.751
17	3.154	2.446	1.900
18	3.390	2.641	2.062
19	3.644	2.853	2.237
20	3.918	3.081	2.427
21	4.212	3.327	2.634
22	4.527	3.594	2.857
23	4.867	3.881	3.100
24	5.232	4.192	3.364
25	5.624	4.527	3.650
26	6.046	4.889	3.960

Age Related Allocation Factors*		Interest Rate
27	6.500	5.280	4.297
28	6.987	5.703	4.662
29	7.511	6.159	5.058
30	8.075	6.652	5.488
31	8.680	7.184	5.954
32	9.331	7.758	6.461
33	10.031	8.379	7.010
34	10.783	9.049	7.606
35	11.592	9.773	8.252
36	12.462	10.555	8.953
37	13.396	11.400	9.714
38	14.401	12.311	10.540
39	15.481	13.296	11.436
40	16.642	14.360	12.408
41	17.890	15.509	13.463
42	19.232	16.750	14.607
43	20.674	18.090	15.849
44	22.225	19.537	17.196
45	23.892	21.100	18.658
46	25.684	22.788	20.244
47	27.610	24.611	21.964
48	29.681	26.580	23.831
49	31.907	28.706	25.857
50	34.300	31.002	28.055
51	36.872	33.483	30.439
52	39.638	36.161	33.027
53	42.611	39.054	35.834
54	45.806	42.178	38.880
55	49.242	45.553	42.185
56	52.935	49.197	45.770
57	56.905	53.133	49.661
58	61.173	57.383	53.882
59	65.761	61.974	58.462
60	70.693	66.932	63.431
61	75.995	72.286	68.823
62	81.695	78.069	74.673
63	87.822	84.315	81.020
64	94.408	91.060	87.907
65	101.489	98.345	95.379
*Based on the UP 1984 Mortality Table Testing Age 65

PROTECTED BENEFITS AND PRIOR PLAN DOCUMENT PROVISIONS ATTACHMENT
This attachment may be used by an Adopting Employer to document protected benefits and other Prior Plan Document provisions that apply to some or all of the assets of the Adopting Employer's Plan.

ADOPTING EMPLOYER PLAN INFORMATION

Name of Adopting Employer Radian Group Inc.    Name of Plan Radian Group Inc. Savings Incentive Plan
Plan Sequence Nurnber_00l    Trust Identification Number (if applicable)    Account Number_093614

PR0TECTED BENEFITS AND PRIOR PLAN DOCUMENT PROVISIONS

Provision 1:
Section Five:
Distributions and Loans: Participants of the former Enhance Financial Services Group, Inc. 401(k) Savings Plan can withdrawal matching contributions transferred from the Enhance Plan at any time.
Prior Matching Contributions (non-safe harbor) are available for in-service withdrawal at Age 59 1/2 and hardship.
Prior to January 1, 1994, the Plan permitted participants to make after-tax contributions to the Plan. A Participant may request a withdrawal from their after-tax account at any time, limited to one per calendar year.
Source of Provision (e.g., plan name and sequence number, good faith amendment):
Enhance Financial Services Group, Inc. 401(k) Savings Plan
Radian Group Inc. Savings Incentive Plan

Provision 2:
Section Six:
Definitions:
Early Retirement Age: With respect to assets transferred from the Clayton Holdings LLC 401(k) Plan, the early retirement age is age 55 and three (3) Years of Service.
Normal Retirement Age: With respect to assets transferred from the Clayton Holdings LLC 401(k) Plan, the normal retirement age is age 59 1/2.
Source of Provision (e.g., plan name and sequence number, good faith amendment):
Clayton Holdings LLC 401(k) Plan

Provision 3:
Source of Provision (e.g., plan name and sequence number, good faith amendment):